Prospectus

INVESTED PORTFOLIOS

April 29, 2011

and as supplemented October 10, 2011

Ticker

INVESTED PORTFOLIOS

InvestEd Growth Portfolio	WAGRX

InvestEd Balanced Portfolio	WBLAX

InvestEd Conservative Portfolio	WICAX

The Securities and Exchange Commission has not approved or disapproved the Portfolios’ securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

SUMMARIES
3	InvestEd Growth Portfolio
7	InvestEd Balanced Portfolio
11	InvestEd Conservative Portfolio

15	Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds
30	Fund of Funds Risks
31	Management of the Portfolios
31	Investment Adviser
31	Management Fee
32	Portfolio Management
33	Your Account
33	Ivy Funds InvestEd 529 Plan
34	Choosing a Portfolio
38	Account Registration
40	Buying Shares
40	Exchanges
41	Transfers
41	Selling Shares
42	Shareholder Services
44	Distributions and Taxes
47	Financial Highlights

2	Prospectus

InvestEd Growth Portfolio

Objective

The Portfolio seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios (Trust) and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 35 of the Portfolio’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 55 of the Portfolio’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]
Maximum Annual Maintenance Fee	$20

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses (Underlying Funds)	0.77%
Total Annual Portfolio Operating Expenses[2]	1.02%

[1]	A 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more of shares at net asset value (NAV) that are redeemed within 12 months of purchase.

[2]

The Total Annual Portfolio Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses (Underlying Funds).

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your direct and indirect costs, combined, would be:

1 Year	3 Years	5 Years	10 Years
$693	$941	$1,206	$1,951

Portfolio Turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds within Waddell & Reed Advisors Funds (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual operating expenses or in the example and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 61% of the average value of its portfolio.

Invested Portfolios	Prospectus	3

Principal Investment Strategies

The Portfolio is designed for investors who can accept equity market volatility in return for potentially higher returns. The Portfolio is also designed for investors who plan to maintain their investments, and who do not expect to incur expenses related to higher education, for at least nine years. The Portfolio invests, primarily, in Waddell & Reed Advisors equity mutual funds that have a long-term growth orientation. It also invests, to a lesser extent, in Waddell & Reed Advisors bond and income-producing mutual funds. Each underlying fund, in turn, invests in a diversified portfolio of securities.

The Board of Trustees of InvestEd Portfolios (Board) has established target ranges for the allocation of the Portfolio’s assets. The range of Portfolio net assets invested in equity funds will be from 65% to 100%; correspondingly, the range of Portfolio net assets invested in bond and income-producing funds will be from 35% to 0%. The Board has established the following target ranges for investment of the Portfolio’s assets in specific underlying funds:

Underlying Fund	Investment Range
	Low	High
Waddell & Reed Advisors Core Investment Fund	0%	60%
Waddell & Reed Advisors Dividend Opportunities Fund	0%	60%
Waddell & Reed Advisors Value Fund	0%	40%
Waddell & Reed Advisors International Growth Fund	0%	30%
Waddell & Reed Advisors Vanguard Fund	0%	30%
Waddell & Reed Advisors New Concepts Fund	0%	25%
Waddell & Reed Advisors Small Cap Fund	0%	20%
Waddell & Reed Advisors Cash Management	0%	35%
Waddell & Reed Advisors Bond Fund	0%	25%
Waddell & Reed Advisors Government Securities Fund	0%	25%
Waddell & Reed Advisors High Income Fund	0%	25%
Waddell & Reed Advisors Global Bond Fund	0%	25%

The Portfolio’s investment manager, Waddell & Reed Investment Management Company (WRIMCO), monitors the Portfolio’s holdings and cash flow and, in general, manages them as needed in order to maintain the Portfolio’s target allocations. WRIMCO does not intend to trade actively among the underlying funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, WRIMCO may change allocations within the stated ranges. WRIMCO may modify the above-specified target asset allocations for the Portfolio and may also modify, from time to time, the underlying funds selected for the Portfolio. In addition, the percentage specified as the high end of the investment range for an underlying fund is a target, and WRIMCO or market movements (or a combination of both) may, from time to time, cause the Portfolio’s investment in any specified underlying fund to exceed its target percentage.

By owning shares of the underlying funds, the Portfolio indirectly holds a diversified mixture of U.S. and foreign common stocks and, to a lesser extent, a mixture of investment grade and non-investment grade corporate bonds and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities).

Although the majority of the Portfolio’s indirect stock holdings are of large cap companies, the Portfolio is likely to have potentially significant exposure to mid cap companies, foreign companies and, to a lesser extent, small cap companies. Large cap companies are typically companies with market capitalizations of at least $10 billion. Mid cap companies are typically companies with market capitalizations that range between $1 billion and $10 billion. Small cap companies are typically companies with market capitalizations below $3.5 billion.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■

Fund of Funds Risk. The ability of the Portfolio to meet its investment objective depends both on the allocation of its assets among the underlying funds and the ability of those funds to meet their respective investment objectives. The Portfolio’s share price will likely change daily based on the performance of the underlying funds in which it invests. In general, the Portfolio is subject to the same risks as those of the underlying funds it holds.

■

Equity Funds Risk. The Portfolio invests in equity funds, for which the principal risk is market risk, the chance that stock prices overall will decline over short or even long periods of time. This includes the risk that returns from the stock market segments in which the Portfolio is most heavily indirectly invested (growth-oriented, large to mid cap companies, foreign companies and, to a lesser extent, small cap companies) may underperform other asset classes, other market segments or the overall stock market.

The values of certain types of stocks, such as stocks of small cap companies, may fluctuate more widely than others. The prices of small cap company stocks may be based, in part, on future expectations rather than current achievements.

4	Prospectus	Invested Portfolios

■

Bond Funds Risk. A smaller portion of the Portfolio’s assets may be invested in bond funds in an effort to offset the volatility of the equity funds. The principal risks that may be encountered by this portion of the Portfolio’s assets are: bond prices overall may decline when interest rates rise (interest rate risk); a bond issuer may fail to pay interest and principal in a timely manner (credit risk); and a fixed-income security issuer may repay a higher yielding bond before its maturity date, during periods of falling interest rates (reinvestment risk).

■

Foreign Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to foreign securities. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect a fund’s performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; and settlement delays. As well, the value of a fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency conversion also can be costly.

■

Investment Company Securities Risk. As a shareholder in an investment company, the Portfolio will bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds. Furthermore, WRIMCO may alter the asset allocation of the Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. These events have also decreased liquidity in some markets and may continue to do so.

■

Other Risks Applicable to a Fund of Funds Structure. There are other risks associated with a Fund of Funds structure. WRIMCO has the authority to select and replace underlying funds. WRIMCO is subject to a potential conflict of interest in doing so because WRIMCO serves as the investment manager to the underlying funds and the advisory fees paid by some of the underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that WRIMCO has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Additional information about the risks of the underlying funds is provided in the Portfolio’s prospectus in the section entitled “Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds.”

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of various indexes. The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.923.3355 for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 13.32% (the third quarter of 2009) and the lowest quarterly return was -12.98% (the fourth quarter of 2008).

Invested Portfolios	Prospectus	5

Average Annual Total Returns

as of December 31, 2010	1 Year	5 Years	Life of Portfolio
Shares of Growth Portfolio (began on 10-01-2001)	7.57%	4.70%	6.08%
Indexes
S&P 500 Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on September 30, 2001.)	15.06%	2.29%	4.07%
Citigroup Broad Investment Grade Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on September 30, 2001.)	6.30%	5.98%	5.52%
Citigroup Short-Term Index for 1 Month Certificates of Deposit (reflects no deduction for fees, expenses or taxes) (Index comparison begins on September 30, 2001.)	0.24%	2.81%	2.41%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Michael L. Avery, Executive Vice President of WRIMCO, has managed the Portfolio since October 2001 and Ryan F. Caldwell, Senior Vice President of WRIMCO, has managed the Portfolio since January 2007.

Purchase and Sale of Portfolio Shares

The Portfolio’s shares are redeemable. You may purchase or redeem shares for your account in the Ivy Funds InvestEd 529 Plan (Ivy InvestEd Plan) (which was established under the Arizona Family College Savings Program (the Program), a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code of 1986, as amended) at the Portfolio’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor, by writing to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by telephone (888.923.3355) (purchases only), fax (800.532.2749), or internet (www.waddell.com) (purchases only) if you have completed an Express Transaction Authorization Form. Shares of the Portfolios owned in Ivy InvestEd Plan accounts are held in the name and for the benefit of the Arizona Commission for Postsecondary Education in its capacity as Trustee of the Program.

The Portfolio’s initial and subsequent investment minimums generally are as follows:

To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25

Tax Information

Your investment in the Portfolio is part of the Program, so earnings are not subject to Federal income tax until they are withdrawn, if then. The return of principal portion of any withdrawal, whether qualified or non-qualified, is not taxable. The earnings portion of a withdrawal, including distributions of ordinary income and net capital gains, is free of Federal income tax in the case of a qualified withdrawal and is subject to that tax, and possibly an additional 10% Federal tax, if the withdrawal is non-qualified.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

6	Prospectus	Invested Portfolios

InvestEd Balanced Portfolio

Objective

The Portfolio seeks capital growth and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios (Trust) and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 35 of the Portfolio’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 55 of the Portfolio’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]
Maximum Annual Maintenance Fee	$20

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses (Underlying Funds)	0.68%
Total Annual Portfolio Operating Expenses[2]	0.93%

[1]	A 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more of shares at net asset value (NAV) that are redeemed within 12 months of purchase.

[2]

The Total Annual Portfolio Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses (Underlying Funds).

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your direct and indirect costs, combined, would be:

1 Year	3 Years	5 Years	10 Years
$684	$914	$1,160	$1,852

Portfolio Turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds within Waddell & Reed Advisors Funds (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual operating expenses or in the example and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 77% of the average value of its portfolio.

Invested Portfolios	Prospectus	7

Principal Investment Strategies

The Portfolio is designed for investors who seek capital appreciation in conjunction with income. The Portfolio is also designed for investors who plan to maintain their investments, and who do not expect to incur expenses related to higher education, for at least two to three years. The Portfolio invests in a combination of long-term, growth-oriented Waddell & Reed Advisors equity mutual funds and Waddell & Reed Advisors bond and income-producing mutual funds. Each underlying fund, in turn, invests in a diversified portfolio of securities.

The Board of Trustees of InvestEd Portfolios (Board) has established target ranges for the allocation of the Portfolio’s assets. The range of Portfolio net assets invested in equity funds will be from 40% to 75%; correspondingly, the range of Portfolio net assets invested in bond and income-producing funds will be from 60% to 25%. The Board has established the following target ranges for investment of the Portfolio’s assets in specific underlying funds:

Underlying Fund	Investment Range
	Low	High
Waddell & Reed Advisors Cash Management	0%	60%
Waddell & Reed Advisors Dividend Opportunities Fund	0%	50%
Waddell & Reed Advisors Core Investment Fund	0%	40%
Waddell & Reed Advisors Value Fund	0%	30%
Waddell & Reed Advisors Bond Fund	0%	30%
Waddell & Reed Advisors Government Securities Fund	0%	30%
Waddell & Reed Advisors International Growth Fund	0%	25%
Waddell & Reed Advisors Vanguard Fund	0%	25%
Waddell & Reed Advisors High Income Fund	0%	25%
Waddell & Reed Advisors Global Bond Fund	0%	25%
Waddell & Reed Advisors New Concepts Fund	0%	20%

The Portfolio’s investment manager, Waddell & Reed Investment Management Company (WRIMCO), monitors the Portfolio’s holdings and cash flow and, in general, manages them as needed in order to maintain the Portfolio’s target allocations. WRIMCO does not intend to trade actively among the underlying funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, WRIMCO may change allocations within the stated ranges. WRIMCO may modify the above-specified target asset allocations for the Portfolio and may also modify, from time to time, the underlying funds selected for the Portfolio. In addition, the percentage specified as the high end of the investment range for an underlying fund is a target, and WRIMCO or market movements (or a combination of both) may, from time to time, cause the Portfolio’s investment in any specified underlying fund to exceed its target percentage.

By owning shares of the underlying funds, the Portfolio indirectly holds a diversified mixture of primarily common stocks of U.S. and, to a lesser extent, foreign companies that are typically large cap (that is, companies with market capitalizations of more than $10 billion). The Portfolio also indirectly holds a mixture of investment grade corporate bonds, U.S. government securities and, to a lesser extent, a mixture of non-investment grade corporate bonds and money market instruments.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■

Fund of Funds Risk. The ability of the Portfolio to meet its investment objective depends both on the allocation of its assets among the underlying funds and the ability of those funds to meet their respective investment objectives. The Portfolio’s share price will likely change daily based on the performance of the underlying funds in which it invests. In general, the Portfolio is subject to the same risks as those of the underlying funds it holds.

■

Equity Funds Risk. The Portfolio’s allocation of its assets is typically weighted toward equity funds while including bond or other income-producing fund investments to add income and reduce volatility. The principal risk associated with the Portfolio’s equity fund holdings is market risk, the chance that stock prices overall will decline over short or even long periods of time. Market risk includes the risk that returns from the stock market segments in which the Portfolio is most heavily indirectly invested (stocks of growth-oriented, large cap companies, and, to a lesser extent of foreign and mid cap companies) may underperform other market segments or the overall stock market. The values of certain types of stocks, such as those of mid cap and foreign companies, may fluctuate more widely than others.

■

Foreign Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to foreign securities. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect a fund’s performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and

8	Prospectus	Invested Portfolios

issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; and settlement delays. As well, the value of a fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency conversion also can be costly.

■

Bond Funds Risk. The principal risks associated with the Portfolio’s bond or other income-producing fund holdings are: bond prices overall may decline when interest rates rise (interest rate risk); a bond issuer may fail to pay interest and principal in a timely manner (credit risk); and a bond issuer may repay a higher yielding security before its maturity date, during periods of falling interest rates (reinvestment risk).

■

Low-rated Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to low-rated bonds. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken a fund’s returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.

■

Investment Company Securities Risk. As a shareholder in an investment company, the Portfolio will bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds. Furthermore, WRIMCO may alter the asset allocation of the Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. These events have also decreased liquidity in some markets and may continue to do so.

■

Other Risks Applicable to a Fund of Funds Structure. There are other risks associated with a Fund of Funds structure. WRIMCO has the authority to select and replace underlying funds. WRIMCO is subject to a potential conflict of interest in doing so because WRIMCO serves as the investment manager to the underlying funds and the advisory fees paid by some of the underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that WRIMCO has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Additional information about the risks of the underlying funds is provided in the Portfolio’s prospectus in the section entitled “Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds.”

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of various indexes. The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.923.3355 for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 9.44% (the third quarter of 2009) and the lowest quarterly return was -8.71% (the fourth quarter of 2008).

Invested Portfolios	Prospectus	9

Average Annual Total Returns

as of December 31, 2010	1 Year	5 Years	Life of Portfolio
Shares of Balanced Portfolio (began on 10-1-2001)	2.95%	3.74%	4.89%
Indexes
S&P 500 Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on September 30, 2001.)	15.06%	2.29%	4.07%
Citigroup Broad Investment Grade Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on September 30, 2001.)	6.30%	5.98%	5.52%
Citigroup Short-Term Index for 1 Month Certificates of Deposit (reflects no deduction for fees, expenses or taxes) (Index comparison begins on September 30, 2001.)	0.24%	2.81%	2.41%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Michael L. Avery, Executive Vice President of WRIMCO, has managed the Portfolio since October 2001 and Ryan F. Caldwell, Senior Vice President of WRIMCO, has managed the Portfolio since January 2007.

Purchase and Sale of Portfolio Shares

The Portfolio’s shares are redeemable. You may purchase or redeem shares for your account in the Ivy Funds InvestEd 529 Plan (Ivy InvestEd Plan) (which was established under the Arizona Family College Savings Program (the Program), a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code of 1986, as amended) at the Portfolio’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor, by writing to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by telephone (888.923.3355) (purchases only), fax (800.532.2749), or internet (www.waddell.com) (purchases only) if you have completed an Express Transaction Authorization Form. Shares of the Portfolios owned in Ivy InvestEd Plan accounts are held in the name and for the benefit of the Arizona Commission for Postsecondary Education in its capacity as Trustee of the Program.

The Portfolio’s initial and subsequent investment minimums generally are as follows:

To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25

Tax Information

Your investment in the Portfolio is part of the Program, so earnings are not subject to Federal income tax until they are withdrawn, if then. The return of principal portion of any withdrawal, whether qualified or non-qualified, is not taxable. The earnings portion of a withdrawal, including distributions of ordinary income and net capital gains, is free of Federal income tax in the case of a qualified withdrawal and is subject to that tax, and possibly an additional 10% Federal tax, if the withdrawal is non-qualified.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

10	Prospectus	Invested Portfolios

InvestEd Conservative Portfolio

Objective

The Portfolio seeks capital preservation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios (Trust) and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 35 of the Portfolio’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 55 of the Portfolio’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.25%
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]
Maximum Annual Maintenance Fee	$20

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses (Underlying Funds)	0.55%
Total Annual Portfolio Operating Expenses[2]	0.80%

[1]	A 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more of shares at net asset value (NAV) that are redeemed within 12 months of purchase.

[2]

The Total Annual Portfolio Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses (Underlying Funds).

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your direct and indirect costs, combined, would be:

1 Year	3 Years	5 Years	10 Years
$523	$730	$950	$1,573

Portfolio Turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds within Waddell & Reed Advisors Funds (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual operating expenses or in the example and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 107% of the average value of its portfolio.

Invested Portfolios	Prospectus	11

Principal Investment Strategies

The Portfolio is designed for investors who seek capital preservation from their investments, through a primary emphasis on income and a secondary emphasis on capital growth. The Portfolio is also designed for investors who expect to incur expenses related to higher education within a year or two. The Portfolio invests primarily in Waddell & Reed Advisors bond and income-producing mutual funds and invests, to a lesser extent, in Waddell & Reed Advisors equity mutual funds. Each underlying fund, in turn, invests in a diversified portfolio of securities.

The Board of Trustees of InvestEd Portfolios (Board) has established target ranges for the allocation of the Portfolio’s assets. The range of Portfolio net assets invested in bond or other income-producing funds will be from 100% to 60%; correspondingly, the range of Portfolio net assets invested in equity funds will be from 0% to 40%. The Board has established the following target ranges for investment of the Portfolio’s assets in specific underlying funds:

Underlying Fund	Investment Range
	Low	High
Waddell & Reed Advisors Cash Management	0%	100%
Waddell & Reed Advisors Government Securities Fund	0%	40%
Waddell & Reed Advisors Core Investment Fund	0%	40%
Waddell & Reed Advisors Dividend Opportunities Fund	0%	40%
Waddell & Reed Advisors Value Fund	0%	30%
Waddell & Reed Advisors Global Bond Fund	0%	40%
Waddell & Reed Advisors Bond Fund	0%	40%
Waddell & Reed Advisors High Income Fund	0%	20%

The Portfolio’s investment manager, Waddell & Reed Investment Management Company (WRIMCO), monitors the Portfolio’s holdings and cash flow and, in general, manages them as needed in order to maintain the Portfolio’s target allocations. WRIMCO does not intend to trade actively among the underlying funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, WRIMCO may change allocations within the stated ranges. WRIMCO may modify the above-specified target asset allocations for the Portfolio and may also modify, from time to time, the underlying funds selected for the Portfolio. In addition, the percentage specified as the high end of the investment range for an underlying fund is a target, and WRIMCO or market movements (or a combination of both) may, from time to time, cause the Portfolio’s investment in any specified underlying fund to exceed its target percentage.

By owning shares of one or more of the underlying funds and depending on the particular underlying fund(s), the Portfolio indirectly holds a diversified mixture of money market instruments and other securities that may include investment-grade corporate bonds, U.S. government securities and, to a lesser extent, stocks of primarily large cap companies.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■

Fund of Funds Risk. The ability of the Portfolio to meet its investment objective depends both on the allocation of its assets among the underlying funds and the ability of those funds to meet their respective investment objectives. The Portfolio’s share price will likely change daily based on the performance of the underlying funds in which it invests. In general, the Portfolio is subject to the same risks as those of the underlying funds it holds.

■

Bond Funds Risk. The Portfolio’s allocation is weighted toward bond or other income-producing funds, for which the principal risks are: interest rate risk, the chance that fixed-income security prices overall may decline when interest rates rise; financial or credit risk, the chance that a fixed-income security issuer may fail to pay interest and principal in a timely manner; and reinvestment risk, the chance that a fixed-income security issuer may repay a higher yielding security before its maturity date, during periods of falling interest rates.

■

Equity Funds Risk. A smaller portion of the Portfolio’s assets may be invested in equity funds. The principal risk associated with the Portfolio’s equity fund holdings is market risk, the chance that stock prices overall will decline over short or even long periods of time. Market risk includes the risk that returns from the stock market segments in which the Portfolio is most heavily indirectly invested (growth-oriented, large cap companies) may underperform other market segments or the overall stock market.

■

Foreign Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to foreign securities. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect a fund’s performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; and settlement delays. As well, the value of a fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency conversion also can be costly.

12	Prospectus	Invested Portfolios

■

Investment Company Securities Risk. As a shareholder in an investment company, the Portfolio will bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds. Furthermore, WRIMCO may alter the asset allocation of the Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. These events have also decreased liquidity in some markets and may continue to do so.

■

Other Risks Applicable to a Fund of Funds Structure. There are other risks associated with a Fund of Funds structure. WRIMCO has the authority to select and replace underlying funds. WRIMCO is subject to a potential conflict of interest in doing so because WRIMCO serves as the investment manager to the underlying funds and the advisory fees paid by some of the underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that WRIMCO has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Additional information about the risks of the underlying funds is provided in the Portfolio’s prospectus in the section entitled “Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds.”

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of various indexes. The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.923.3355 for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 4.78% (the third quarter of 2009) and the lowest quarterly return was -2.37% (the second quarter of 2010).

Average Annual Total Returns

as of December 31, 2010	1 Year	5 Years	Life of Portfolio
Shares of Conservative Portfolio (began on 10-1-2001)	-1.08%	3.83%	3.38%
Indexes
S&P 500 Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on September 30, 2001.)	15.06%	2.29%	4.07%
Citigroup Broad Investment Grade Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on September 30, 2001.)	6.30%	5.98%	5.52%
Citigroup Short-Term Index for 1 Month Certificates of Deposit (reflects no deduction for fees, expenses or taxes) (Index comparison begins on September 30, 2001.)	0.24%	2.81%	2.41%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Michael L. Avery, Executive Vice President of WRIMCO, has managed the Portfolio since October 2001 and Ryan F. Caldwell, Senior Vice President of WRIMCO, has managed the Portfolio since January 2007.

Invested Portfolios	Prospectus	13

Purchase and Sale of Portfolio Shares

The Portfolio’s shares are redeemable. You may purchase or redeem shares for your account in the Ivy Funds InvestEd 529 Plan (Ivy InvestEd Plan) (which was established under the Arizona Family College Savings Program (the Program), a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code of 1986, as amended) at the Portfolio’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor, by writing to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by telephone (888.923.3355) (purchases only), fax (800.532.2749), or internet (www.waddell.com) (purchases only) if you have completed an Express Transaction Authorization Form. Shares of the Portfolios owned in Ivy InvestEd Plan accounts are held in the name and for the benefit of the Arizona Commission for Postsecondary Education in its capacity as Trustee of the Program.

The Portfolio’s initial and subsequent investment minimums generally are as follows:

To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25

Tax Information

Your investment in the Portfolio is part of the Program, so earnings are not subject to Federal income tax until they are withdrawn, if then. The return of principal portion of any withdrawal, whether qualified or non-qualified, is not taxable. The earnings portion of a withdrawal, including distributions of ordinary income and net capital gains, is free of Federal income tax in the case of a qualified withdrawal and is subject to that tax, and possibly an additional 10% Federal tax, if the withdrawal is non-qualified.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

14	Prospectus	Invested Portfolios

Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds

The following is a concise description of the investment objectives, principal and non-principal strategies and certain risks of the underlying funds in which the Portfolios invest. The SAI of the Portfolios includes additional information about the investment strategies, policies and risks of the underlying funds. Those strategies, policies and risks are also described more fully in the prospectus and SAI of each underlying fund. WRIMCO is the investment manager for each underlying fund and for the Portfolios. Please note that no offer is made in this prospectus of the shares of any underlying fund. A description of each of the Principal Risks and Non-Principal Risks listed in each of the following underlying funds is set forth in “Defining Risks” below.

Waddell & Reed Advisors Bond Fund seeks to achieve its objective of reasonable return with emphasis on preservation of capital by investing primarily in investment grade debt securities, including bonds rated BBB- or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO), or, if unrated, determined by WRIMCO to be of comparable quality. During normal market conditions, the fund invests at least 80% of its net assets in bonds, including corporate bonds, mortgage-backed securities, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), and other asset-backed securities. The fund has no limitations regarding the maturity, duration or dollar-weighted average of its holdings, may invest in debt securities with varying maturities and can invest in securities of companies of any size. There is no guarantee, however, that the fund will achieve its investment objective.

In selecting debt securities for the fund’s portfolio, WRIMCO initially utilizes a top-down viewpoint by looking at broad economic and financial trends in an effort to anticipate their impact on the bond market and then considers yield and relative safety of a security. WRIMCO also may look at many other factors, including the issuer’s past, present and estimated future: financial strength; cash flow; management; borrowing requirements; and responsiveness to changes in interest rates and business conditions. As well, WRIMCO may consider the maturity of the obligation and the size or nature of the bond issue.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if, in WRIMCO’s opinion, the issuer’s financial strength weakens and/or the yield and relative safety of the security decline. WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

The fund may invest a significant amount of its assets in mortgage-backed securities, including U.S. government or U.S. government-related mortgage loan pools or private mortgage loan pools. In U.S. government or U.S. government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal U.S. government-related guarantors of mortgage-related securities are the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (such as savings and loan institutions, commercial banks and mortgage bankers). However, securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury (Treasury) or by the credit of the issuer. In addition, the Fund purchases securities issued by non-government related entities which may be backed only by the pool of assets pledged as security for the transaction.

The fund may invest up to 20% of its total assets in junk bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds. Junk bonds include bonds rated BB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. The fund also may invest up to 20% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a defensive position is desirable, due to present or anticipated market or economic conditions, it may take a number of actions. For example, the fund may sell longer-term bonds and buy shorter-term bonds or invest in money market instruments. The fund may, from time to time, utilize derivative instruments, including Treasury futures contracts, Treasury swaps and options for defensive purposes. By taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Bond Fund is subject to various risks, including the following:

■ Company Risk ■ Credit Risk ■ Extension Risk ■ Interest Rate Risk ■ Management Risk	■ Market Risk ■ Mortgage-Backed and Asset-Backed Securities Risk ■ Reinvestment Risk ■ U.S. Government Securities Risk

Prospectus	15

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Bond Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Securities Risk	■ Low-rated Securities Risk

Waddell & Reed Advisors Cash Management seeks to achieve its objective of maximum current income consistent with stability of principal by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by the required number of requisite NRSROs (an NRSRO is a “requisite NRSRO” if designated as such by the Trust’s Board of Trustees (Board)) or, if unrated, determined by WRIMCO to be of comparable quality. The fund seeks, as well, to maintain a NAV of $1.00 per share. There is no guarantee, however, that the fund will achieve its investment objective.

The fund maintains a dollar-weighted average maturity of 60 calendar days or less, and the fund invests only in securities with a remaining maturity of not more than 397 calendar days or, for securities rated in the second highest rating category by the requisite NRSROs (or, if unrated, determined by WRIMCO to be of comparable quality to such securities), not more than 45 calendar days.

The fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

■	U.S. government securities (including obligations of U.S. government agencies and instrumentalities)

■	bank obligations and instruments secured by bank obligations, such as letters of credit

■	commercial paper (U.S. and foreign issuers), including asset-backed commercial paper programs

■	corporate debt obligations, including floating rate securities and variable rate master demand notes

■	Canadian government obligations

■	municipal obligations

■	certain other obligations guaranteed as to principal and interest by a bank in whose obligations the fund may invest or a corporation in whose commercial paper the fund may invest

The fund may only invest in bank obligations if they are obligations of a bank subject to regulation by the U.S. government, including foreign branches of these banks, or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

WRIMCO may look at a number of factors in selecting securities for the fund’s portfolio. These may include the credit quality of the particular issuer or guarantor of the security, along with the liquidity and yield, and as well the industry sector of the issuer of the security.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses when buying securities to determine whether the security no longer offers adequate return or complies with Rule 2a-7 under the Investment Company Act of 1940, as amended (Rule 2a-7). WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Certain U.S. government securities in which the fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the fund may invest, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of each investor’s investment at $1.00 per share, it is possible to lose money by investing in the fund.

Principal Risks. An investment in Waddell & Reed Advisors Cash Management is subject to various risks, including the following:

■ Amortized Cost Risk ■ Company Risk ■ Credit Risk ■ Interest Rate Risk	■ Management Risk ■ Market Risk ■ Reinvestment Risk

Waddell & Reed Advisors Core Investment Fund seeks to achieve its objective of capital growth by investing, under normal market conditions, at least 80% of its net assets in equity securities, primarily in common stocks of large cap companies with dominant market positions in their industries. The fund invests in securities that have the potential for capital appreciation or that WRIMCO expects to resist market decline.

The Fund seeks to achieve its objective by investing, during normal market conditions, in common stocks of large, high-quality U.S. and foreign companies that WRIMCO believes are globally dominant, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have dominant positions in their industries. Large cap companies typically are companies with market capitalizations of at least $10 billion. Although the fund typically invests in large companies, it may invest in securities of any size company. There is no guarantee, however, that the fund will achieve its investment objective.

16	Prospectus

WRIMCO believes that long-term earnings power relative to market expectations is an important component for stock performance. From a top-down perspective, WRIMCO seeks to identify trends which indicate specific industries that have the potential to experience multi-year growth. Once identified, WRIMCO seeks to invest for the fund in what it believes to be dominant companies that will benefit from these trends; including companies that WRIMCO believes have long-term earnings potential greater than market expectations.

WRIMCO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its securities-selection process. It attempts to select securities with growth possibilities by looking at many factors that may include a company’s: projected long-term earnings power compared to market expectations over a multi-year horizon; competitive position in the global economy; history of improving sales and profits; management strength; leadership position in its industry; stock price value; and dividend payment history.

Through its bottom-up stock selection, WRIMCO searches for companies for which it believes market expectations are too low with regard to the company’s ability to grow its business and thereby generate sufficient equity. In selecting securities for the fund, WRIMCO may consider whether a company has new products to introduce, has undergone cost restructuring, or has improved its execution, among other factors.

The fund also may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. large-cap growth companies have a diverse market of U.S. business and overseas operations. Therefore, the fund may also have an indirect exposure to foreign markets through these investments.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has fully appreciated according to WRIMCO’s forecast, has ceased to offer the prospect of significant growth potential or has performed below WRIMCO’s expectations regarding the security’s long-term earnings potential. WRIMCO also may sell a security if the issuer’s competitive advantage has diminished, to reduce the fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

The fund may also invest in derivative instruments in seeking to hedge its current holdings, including the use of futures contracts on broad U.S. equity indices.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in U.S. government securities, investment-grade debt securities and cash and cash equivalents such as commercial paper, short-term notes and other money market instruments. However, by taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Core Investment Fund is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Large Company Risk	■ Management Risk ■ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Core Investment Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Securities Risk ■ Interest Rate Risk	■ Mid Size Company Risk ■ Small Company Risk

Waddell & Reed Advisors Dividend Opportunities Fund seeks to achieve its objective of total return by investing primarily in large cap, high-quality companies that are often market leaders in their industry, with established operating records that WRIMCO believes may accelerate or grow their dividend payout ratio and that also demonstrate favorable prospects for total return. Under normal market conditions, the fund invests at least 80% of its net assets in dividend-paying equity securities. For this purpose, such securities consist primarily of dividend-paying common stocks. Although the fund invests primarily in large cap companies (typically, companies with capitalizations of at least $10 billion), it may invest in companies of any size. There is no guarantee, however, that the fund will achieve its investment objective.

The fund primarily focuses on companies that have one or more of the following characteristics: high dividend yields that are, in the opinion of WRIMCO, relatively safe; above-average market yield that WRIMCO expects will continue to maintain and/or grow their dividend; pay a small dividend, but could grow the dividend over the next few years; and pay no dividend, but may initiate a dividend. WRIMCO also considers other factors, which may include the company’s: established operating history; competitive dividend yields; growth and profitability opportunities; history of improving sales and profits; status as a market leader in its industry; and stock price value.

WRIMCO attempts to select securities by considering a company’s ability to sustain, and potentially increase, its dividend payments, thereby returning value to its shareholders. WRIMCO also seeks companies that it believes possess strong balance sheets and high free cash flow yields.

The fund’s emphasis on a steady return through investments in dividend-paying securities may temper its ability to achieve considerable appreciation in value of its holdings.

Although the fund invests primarily in U.S. securities, it may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the fund may also have an indirect exposure to foreign markets through these investments.

Prospectus	17

While the fund invests primarily in dividend-paying equity securities, it may also invest up to 20% of its net assets in debt securities in seeking to achieve its objective. To the extent the fund invests in debt securities, the fund intends to primarily invest in investment-grade debt securities, that is, bonds rated BBB or higher by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality.

Generally, in determining whether to sell a security, WRIMCO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

At times, when WRIMCO believes that a temporary defensive position is desirable or to achieve income, the fund may invest up to all of its assets in debt securities including short-term cash equivalent securities. By taking a temporary defensive position, however, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Dividend Opportunities Fund is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Large Company Risk	■ Management Risk ■ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Dividend Opportunities Fund may be subject to other, non-principal risks, including the following:

■ Credit Risk ■ Foreign Securities Risk ■ Interest Rate Risk	■ Mid Size Company Risk ■ Small Company Risk

Waddell & Reed Advisors Global Bond Fund seeks to achieve its primary objective of a high level of current income, and its secondary objective of capital growth when consistent with its primary objective, by investing primarily in a diversified portfolio of debt securities of foreign and U.S. issuers. During normal market conditions, the fund invests at least 80% of its net assets in bonds. For this purpose, “bonds” means any debt security with an initial maturity greater than one year. The fund may invest in bonds of any maturity. The fund invests primarily in issuers of countries that are members of the Organisation of Economic Co-Operation and Development, the OECD, however, the fund also may invest in issuers located in emerging markets, such as Brazil, Russia, India and China. The fund may invest in securities issued by foreign or U.S. governments and in securities issued by foreign or U.S. companies of any size. The fund may invest up to 100% of its total assets in securities denominated in currencies other than the U.S. dollar. The fund may invest in bonds of any maturity. There is no guarantee, however, that the fund will achieve its investment objectives.

Although the fund invests, primarily, in investment grade securities, it may invest up to 35% of its total assets in non-investment grade bonds, commonly called junk bonds, that include bonds rated BB+ or below by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. The fund may invest in junk bonds of foreign issuers within emerging markets, and it will only invest in junk bonds if WRIMCO deems the risks to be consistent with the fund’s objectives. Non-investment grade debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.

The fund primarily owns debt securities; however, the fund also may own, to a lesser extent, preferred stocks, common stocks and convertible securities. The fund may invest in equity securities of foreign and U.S. issuers to achieve income and/or its secondary objective of capital growth. The fund may purchase shares of other investment companies subject to the restrictions and limitations of the Investment Company Act of 1940 (1940 Act). The fund also may invest in exchange-traded funds (ETFs) as a means of gaining exposure to precious metals and other commodities without purchasing them directly although, the fund may also invest separately in physical commodities.

During normal market conditions, the fund invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. The fund also may invest in securities of issuers determined by WRIMCO to be in developing or emerging market countries. The fund may invest up to 100% of its total assets in non-U.S. dollar-denominated securities.

WRIMCO may look at a number of factors in selecting securities for the fund’s portfolio including: identifying fundamental global themes; country analysis (economic, legislative/judicial and demographic trends); credit analysis of the issuer (financial strength, cash flow, balance sheet, management, strategy and accounting); the maturity, quality and denomination (U.S. dollar, euro, yen) of the issue; domicile and market share of the issuer; and analysis of the issuer’s profit history through various economic cycles.

Generally, in determining whether to sell a debt security, WRIMCO continues to analyze the factors considered for buying the security. WRIMCO also considers its assumptions regarding a company, an industry, the markets, an individual economy and/or the global economy. WRIMCO may sell a security to reduce the fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

WRIMCO may, when consistent with the Fund’s investment objectives, buy or sell options, futures contracts or forward contracts on a security, on an index of securities or on a foreign currency, or enter into swaps, including credit default swaps, and interest rate swaps (collectively, commonly known as “derivatives”). WRIMCO may use derivatives to hedge various instruments, for risk management purposes or to seek to

18	Prospectus

increase investment income or gain in the fund, to invest in a position not otherwise readily available, to take a fundamental position long or short in a particular currency or for purposes of seeking to mitigate the impact of rising interest rates. With credit default swaps, the fund may either sell or buy credit protection under these contracts.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to the assets in the fund’s portfolio:

■	shorten the average maturity of the fund’s debt holdings

■	hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)

By taking a temporary defensive position in any one or more of these manners, the fund may not achieve its investment objectives.

Principal Risks. An investment in Waddell & Reed Advisors Global Bond Fund is subject to various risks, including the following:

■ Company Risk ■ Credit Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Securities Risk ■ Interest Rate Risk	■ Low-rated Securities Risk ■ Management Risk ■ Market Risk ■ Reinvestment Risk ■ Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Global Bond Fund may be subject to other, non-principal risks, including the following:

■ Commodities Risk ■ Derivatives Risk ■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk	■ Investment Company Securities Risk ■ Liquidity Risk ■ Mortgage-Backed and Asset-Backed Securities Risk

Waddell & Reed Advisors Government Securities Fund seeks to achieve its objective of as high a current income as is consistent with safety of principal by investing exclusively in U.S. government securities. The fund invests in a diversified portfolio of U.S. government securities, including securities issued by the Treasury and government agencies and mortgage-backed securities also issued by government agencies. The fund has no limitations on the range of maturities of the debt securities in which it may invest. There is no guarantee, however, that the fund will achieve its investment objective.

U.S. government securities include qualifying debt securities issued on or before June 30, 2009, by an eligible U.S. bank holding company, payment of which is guaranteed until June 30, 2012, by the FDIC under the Temporary Liquidity Guarantee Program. U.S. government securities also include other securities that, at the time of purchase by the fund, are covered by a program under which the securities are guaranteed as to principal or interest by the Treasury or an agency or instrumentality of the U.S. government.

The fund may invest a significant portion of its assets in mortgage-backed securities, including collateralized mortgage obligations, or CMOs, guaranteed by the U.S. government or one of its agencies or instrumentalities. The fund invests in securities of agencies or instrumentalities only when WRIMCO is satisfied that the credit risk is acceptable.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer provides significant income potential or if the safety of the principal is weakened. As well, WRIMCO may sell a security to reduce the fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the fund may increase its investments in Treasury securities and/or increase its cash position. The fund may, from time to time, utilize derivative instruments, including Treasury futures contracts, Treasury swaps and options for defensive purposes. By taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Government Securities Fund is subject to various risks, including the following:

■ Credit Risk ■ Extension Risk ■ Interest Rate Risk ■ Management Risk	■ Market Risk ■ Mortgage-Backed and Asset-Backed Securities Risk ■ Reinvestment Risk ■ U.S. Government Securities Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Government Securities Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk

Waddell & Reed Advisors High Income Fund seeks to achieve its primary objective of a high level of current income and its secondary objective of capital growth when consistent with its primary objective by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income

Prospectus	19

securities, the risks of which are, in the judgment of WRIMCO, consistent with the fund’s objectives. The fund may invest in fixed-income securities of any maturity and in companies of any size. The fund invests primarily in lower quality bonds, which include bonds rated BBB+ or below by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality.

The fund may invest an unlimited amount of its total assets in junk bonds, which include bonds rated BB+ to D by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality; however, within the universe of junk bonds, WRIMCO generally focuses on opportunities for total return, which may distinguish the fund from other mutual funds in its category. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. WRIMCO seeks to protect the downside of investing in lower-quality securities and therefore searches for higher-quality securities within the individual rating categories. WRIMCO focuses on credit quality and seeks companies that appear to be able to improve their ratings. There is no guarantee, however, that the fund will achieve its investment objectives.

WRIMCO may look at a number of factors in selecting securities for the fund, including the economic environment, interest rate trends and industry fundamentals, as well as analysis of the company’s fundamentals, including: financial strength; growth of operating cash flows; strength of management; borrowing requirements; improving debt-to-cash ratios; potential to improve credit standing; and a strong, defensible market position.

After its preliminary determination to invest in securities issued by a company, WRIMCO attempts to optimize the fund’s risk/reward by investing in the debt portion of the company’s capital structure that WRIMCO believes to be most attractive, which may include secured bank loans or floating rate notes, unsecured high-yield bonds, and/or convertible securities trading well below their conversion values.

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if, in WRIMCO’s opinion, the issuer’s financial strength declines, or is anticipated to decline, to an unacceptable level, or if management of the company weakens. WRIMCO may sell a security if the competitive conditions of a particular industry have increased, and it believes the fund should, therefore, reduce its exposure to such industry. WRIMCO also may sell a security if, in its opinion, the price of the security has risen to reflect the company’s improved creditworthiness and other investments with greater potential exist. WRIMCO may sell a security to reduce the fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

The fund primarily owns debt securities, which may include loan participations and other loan instruments, and may own fixed-income securities of varying maturities; however, it also may own, to a lesser degree, preferred stocks, common stocks and convertible securities.

The fund may enter into credit default swap contracts for hedging and/or speculative purposes. The fund may either sell or buy credit protection under these contracts.

The fund may invest an unlimited amount of its assets in foreign securities. At this time, however, the fund does not intend to invest a significant amount of its assets in foreign securities. Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. As well, if the fund invests in non-U.S. dollar-denominated securities, it will likely hedge any currency exposure related to those securities.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the fund, WRIMCO may take any one or more of the following steps with respect to the fund’s assets:

■	shorten the average maturity of the fund’s debt holdings

■	hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)

■	emphasize investment-grade debt securities

By taking a temporary defensive position in any one or more of these manners, the fund may not achieve its investment objectives.

Principal Risks. An investment in Waddell & Reed Advisors High Income Fund is subject to various risks, including the following:

■ Company Risk ■ Credit Risk ■ Interest Rate Risk ■ Liquidity Risk	■ Low-rated Securities Risk ■ Management Risk ■ Market Risk ■ Reinvestment Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors High Income Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Extension Risk	■ Foreign Securities Risk ■ Mortgage-Backed and Asset-Backed Securities Risk

Waddell & Reed Advisors International Growth Fund seeks, as a primary objective, long-term appreciation of capital, and, as a secondary objective, current income. The fund invests primarily in common stocks of foreign companies that WRIMCO believes are competitively

20	Prospectus

well-positioned, gaining market share, have the potential for sustained long-term growth and are in regions or countries that WRIMCO believes possess attractive growth characteristics. The fund emphasizes growth stocks, which are securities of companies whose earnings, WRIMCO believes, are likely to have strong growth over several years. The fund primarily invests in issuers of developed countries, with an emphasis on issuers or companies located in Continental Europe, the United Kingdom and Japan, although the fund may invest in issuers domiciled in or doing business in any country or region around the globe, including emerging markets. Many companies have a diverse market of business and overseas operations. Therefore, the fund may also have an indirect exposure to additional foreign markets through its investments. The fund may also invest in companies of any size and in any geographic area and within various sectors. There is no guarantee, however, that the fund will achieve its investment objectives.

WRIMCO utilizes a research-based investment process that blends top-down global economic analysis with bottom-up stock selection. After identifying promising opportunities around the world, WRIMCO seeks strong companies in industries which it believes are growing faster than their underlying economies. WRIMCO may look at a number of factors in selecting securities for the fund’s portfolio, including: a company’s competitive position and its sustainability; a company’s growth and earnings potential and valuation; a company’s financials, including cash flow and balance sheet; management of the company; strength of the industry; and applicable economic, market and political conditions of the country in which the company is located and/or in which it is doing business.

The fund may, but is not required to, use a range of derivative investment techniques in seeking to hedge or manage various market risks (such as interest rates, and broad or specific equity or fixed-income market movements) as well as to manage its exposure (increase or decrease) to various foreign currencies. The fund may also use derivatives to speculate on a particular security or sector and/or to gain exposure to the same. The fund may also invest in ETFs as a means of gaining exposure to a particular segment of the market.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security issued by a company if it believes the company has experienced a fundamental breakdown of its sustainable competitive advantage or no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer’s country. WRIMCO may also sell a security to reduce the fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

The fund may from time to time take a temporary defensive position, and may invest up to all of its assets in U.S. government securities, investment-grade debt securities and cash and cash equivalents such as commercial paper, short-term notes and other money market securities; it may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries; and it also may invest all of its assets in U.S. securities. By taking a temporary defensive position, the fund may not achieve its investment objectives.

Principal Risks. An investment in Waddell & Reed Advisors International Growth Fund is subject to various risks, including the following:

■ Company Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Securities Risk	■ Growth Stock Risk ■ Management Risk ■ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors International Growth Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ■ Interest Rate Risk	■ Investment Company Securities Risk ■ Large Company Risk ■ Mid Size Company Risk ■ Small Company Risk

Waddell & Reed Advisors New Concepts Fund seeks to achieve its objective of growth of your investment by investing primarily in common stocks of mid cap companies that WRIMCO believes offer above-average growth potential. Mid cap companies typically are companies with market capitalizations within the range of companies in the Russell Mid Cap Growth Index. As of June 30, 2011, this range of market capitalizations was from approximately $328.8 million to $17.9 billion. For this purpose, WRIMCO considers a company’s capitalization at the time the fund acquires the company’s securities. Companies whose capitalization falls outside the mid-cap range after purchase continue to be considered mid-cap companies for purpose of the fund’s investment policy. There is no guarantee, however, that the fund will achieve its investment objective.

In selecting securities for the fund, WRIMCO emphasizes a bottom-up approach and may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain growth; stable and consistent revenue, earnings, and cash flow; market potential; and profit potential. Other desired characteristics may include a leading market position, the active involvement of the founder or entrepreneur, management that is strong and demonstrates commitment to stakeholders, and a high gross margin and return on equity with low debt. WRIMCO may also consider a company’s dividend yield.

In addition to common stocks, the fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade, that is, rated BBB or higher by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality.

Prospectus	21

The fund may utilize derivative instruments, including options on individual securities or indices, in seeking to gain exposure to certain sectors, to enhance income, and/or to hedge certain market event risks, including risks associated with a specific holding. The fund may also invest in ETFs as a means of gaining exposure to a particular segment of the market.

The fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the fund may also have an indirect exposure to foreign markets through these investments.

Generally, in determining whether to sell a security, WRIMCO considers many factors, including excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in debt securities (including commercial paper, cash and cash equivalents, and short-term U.S. government securities) preferred stocks or both. As well, the fund may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. By taking a temporary defensive position, however, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors New Concepts Fund is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Management Risk	■ Market Risk ■ Mid Size Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors New Concepts Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Securities Risk ■ Investment Company Securities Risk	■ Large Company Risk ■ Small Company Risk

Waddell & Reed Advisors Small Cap Fund seeks to achieve its objective of growth of capital by investing, under normal market conditions, at least 80% of its net assets in common stocks of small-cap companies. Small-cap companies typically are companies with market capitalizations below $3.5 billion. Some companies may outgrow the definition of small cap after the fund has purchased their securities. These companies continue to be considered small cap for purposes of the fund’s investment policy. The fund emphasizes relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother, more consistent pattern of portfolio returns over the long term. There is no guarantee, however, that the fund will achieve its objective.

In selecting securities for the fund, WRIMCO utilizes a bottom-up stock picking process that focuses on companies it believes have long-term growth potential with superior financial characteristics and, therefore, are believed by WRIMCO to be of a higher quality than many other small-cap companies. WRIMCO may look at a number of factors regarding a company, such as: aggressive or creative, yet strong, management; technological or specialized expertise; new or unique products or services; entry into new or emerging industries; growth in earnings/growth in sales/positive cash flows; and security size and liquidity.

WRIMCO considers quality of management and superior financial characteristics (for example, return on assets, return on equity, operating margin) in its search for companies, thereby focusing on higher-quality companies. WRIMCO seeks companies that it believes exhibit defensible market positions by having one or more of the following characteristics: a company that is a strong niche player, that features the involvement of the founder, or that demonstrates a strong commitment to shareholders. WRIMCO believes that such companies generally have a replicable business model that allows for sustained growth. The focus on holding an investment is intermediate to long-term.

From time to time, the fund also will invest a lesser portion of its assets in securities of mid and large cap companies (that is, companies with market capitalizations larger than defined above) that, in WRIMCO’s opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above-average growth.

The fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the fund may also have an indirect exposure to foreign markets through these investments.

The fund may invest in ETFs to gain industry exposure not otherwise available through direct investments in small cap securities. The fund may also invest in derivatives, primarily futures and options, for the purpose of hedging its exposure, as well as to gain exposure to certain market sectors that it cannot efficiently get through the purchase of individual equity securities.

22	Prospectus

In addition to common stocks, the fund may invest in securities convertible into common stocks, preferred stocks and debt securities, that are mostly of investment grade.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company and if its analysis reveals evidence of a meaningful deterioration in operating trends. WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The fund also may invest in more established companies, such as those with longer operating histories than many small-cap companies. As well, it may increase the number of issuers in which it invests and thereby limit the fund’s position size in any particular security. By taking a temporary defensive position, however, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Small Cap Fund is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Management Risk	■ Market Risk ■ Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Small Cap Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Securities Risk ■ Initial Public Offering Risk ■ Investment Company Securities Risk	■ Large Company Risk ■ Liquidity Risk ■ Mid Size Company Risk

Waddell & Reed Advisors Value Fund seeks to achieve its objective of long-term capital appreciation by investing in the common stocks, and to a lesser extent, preferred stock, of primarily large cap, under-valued companies. The fund seeks to invest in stocks that are, in the opinion of WRIMCO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the fund primarily invests in large cap companies (typically, companies with market capitalizations of at least $10 billion), it may invest in securities of any size company. The fund seeks to be diversified across economic sectors in an effort to manage risk, and to prevent excess volatility. There is no guarantee, however, that the fund will achieve its investment objective.

WRIMCO primarily utilizes fundamental, bottom-up research while considering a top-down (assess the market environment) and quantitative analysis to identify securities for the fund. The fund typically invests in what WRIMCO considers to be undervalued stocks, or those stocks trading at a significant discount to the intrinsic value of the company. Companies are primarily valued by WRIMCO based on cash flow generation, but other valuation factors are also considered such as price to earnings and price to book value. WRIMCO also considers a company’s asset growth, changes in share count, and changes in working capital. The fund emphasizes those companies which have a clearly identifiable catalyst that WRIMCO believes will help the company achieve its intrinsic value.

WRIMCO also evaluates market risk, interest rate trends and the economic climate. It then considers numerous factors in its analysis of individual issuers and their stocks, which may include: intrinsic value of the company not reflected in the stock price; historical earnings growth; future expected earnings growth; company’s position in its industry; industry conditions; competitive strategy; management capabilities; free cash flow potential; and internal or external catalysts for change.

The fund may invest in publicly traded partnerships (often referred to as master limited partnerships (MLPs)). An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. Investments in securities of MLPs involve risks that differ from investments in common stocks including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others. Investments in securities of MLPs also involve tax-related risks. These issues are primarily centered on the cash dividends received from investments in MLPs and the noncash income and expenses that are passed through by the MLP. These issues can have a significant impact on the dividends that the fund may or may not be able to pay to shareholders and may create timing issues in the reporting of taxable income which may complicate the ability of the fund to meet its registered investment company distribution requirements.

The fund may invest in foreign securities; however, it does not intend to invest more than 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the fund may also have an indirect exposure to foreign markets through these investments.

The fund also may invest in derivative instruments to generate additional income from written option premiums, and secondarily to gain exposure to or facilitate trading in certain securities, primarily by utilizing written and purchased options.

Prospectus	23

WRIMCO will typically sell a stock when, in WRIMCO’s opinion, it reaches an acceptable price, its fundamental factors have changed or it has performed below WRIMCO’s expectations. WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of more attractive opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. By taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Value Fund is subject to various risks, including the following:

■ Company Risk ■ Large Company Risk ■ Management Risk	■ Market Risk ■ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Value Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Securities Risk	■ Mid Size Company Risk ■ Small Company Risk

Waddell & Reed Advisors Vanguard Fund seeks to achieve its objective of appreciation of its shareholders’ investment by investing primarily in a diversified portfolio of common stocks issued by what WRIMCO believes are higher-quality, growth-oriented large cap U.S. and, to a lesser extent, foreign companies with appreciation possibilities. Large cap companies typically are companies with market capitalizations of at least $10 billion. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The fund seeks to generate solid returns while striving to protect against downside risks. There is no guarantee, however, that the fund will achieve its objective.

WRIMCO primarily utilizes a bottom-up strategy in selecting securities for the fund and seeks companies that have dominant market positions and established competitive advantages. WRIMCO believes that these characteristics can help to mitigate competition and lead to more sustainable revenue and earnings growth.

In addition, in selecting securities for the fund, WRIMCO looks for companies which serve large markets with a demonstrated ability to sustain unit growth and high profitability, often driven by brand loyalty, proprietary technology, cost structure, scale or distribution advantages. WRIMCO’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which enables a company to generate superior levels of profitability and growth for an extended period of time. Additional focus is given to those companies that appear well positioned to benefit from secular trends embedded in the marketplace (e.g., demographics, deregulation, capital spending trends, etc.).

WRIMCO attempts to focus on companies with sustainable competitive advantages in their industries and also considers the following factors: the company’s market position, product line, technological position, profit margins and prospects for sustainability and/or increased earnings; the quality of management; the short-term and long-term outlook for the industry; and changes in economic and political conditions.

The fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the fund may also have an indirect exposure to foreign markets through these investments.

In general, WRIMCO may sell a security when, in WRIMCO’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. WRIMCO also may sell a security if it determines that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

At times, as a temporary defensive measure, the fund may invest up to all of its assets in debt securities, including commercial paper and short term U.S. government securities, and/or preferred stocks. The fund may also use options and futures contracts for temporary defensive purposes. By taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Vanguard Fund is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Large Company Risk	■ Management Risk ■ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Vanguard Fund may be subject to other, non-principal risks, including the following:

■ Foreign Securities Risk ■ Mid Size Company Risk

24	Prospectus

All Funds

Because each underlying fund owns different types of investments and each Portfolio may invest in various underlying funds, the performance of both the underlying fund and the Portfolio will be affected by a variety of factors. The value of the investments in both an underlying fund and a Portfolio and the income each generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance of an underlying fund will also depend on WRIMCO’s skill in selecting investments for that fund, and performance of a Portfolio will depend on the success of the allocations among the chosen underlying funds. As with any mutual fund, you could lose money on your investment.

Each underlying fund may also invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each underlying fund (other than Waddell & Reed Advisors Cash Management) may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each underlying fund’s authorized investments and strategies, such as derivative instruments, foreign securities and junk bonds, involve special risks. Depending on how much an underlying fund invests or uses these strategies, these special risks may become significant and thus affect the performance of both the underlying fund and the Portfolio.

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent certain of the underlying funds and the Portfolios. These events have also decreased liquidity in some markets and may continue to do so.

Each underlying fund may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase distributions paid by the fund to a Portfolio.

Each underlying fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, WRIMCO may invest a portion of the underlying fund’s assets in cash or cash equivalents if WRIMCO is unable to identify and acquire a sufficient number of securities that meet WRIMCO’s selection criteria for implementing the underlying fund’s investment objective(s), strategies and policies.

You will find more information about the underlying funds’ permitted investments and strategies, as well as the restrictions that apply to them, in each fund’s prospectus and SAI.

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ and the underlying funds’ securities holdings is available in the SAI.

Portfolio holdings can be found at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio and of each of the underlying funds for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

■	On the SEC’s website at http://www.sec.gov.

■	For review and copy at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

Information concerning Waddell & Reed Advisors Cash Management’s portfolio holdings is posted at www.waddell.com five business days after the end of each month and remains posted on the website for at least six months thereafter. In addition, information concerning Waddell & Reed Advisors Cash Management’s portfolio holdings is filed on a monthly basis with the SEC on Form N-MFP.

Defining Risks

Amortized Cost Risk — In the event that the Board of Trustees of Waddell & Reed Advisors Cash Management determines that the extent of the deviation between the underlying fund’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the Board will cause the underlying fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable such dilution or unfair results, including but not limited to, suspending redemption of underlying fund shares or liquidating the underlying fund.

Commodities Risk — Commodity trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of an underlying fund’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, an underlying fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments.

Company Risk — An individual company may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Prospectus	25

Credit Risk — An issuer of a debt security (including a mortgage-backed security) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and, therefore, in the NAV of shares of an underlying fund. Also, a change in the quality rating of a debt security can affect the security’s liquidity and make it more difficult to sell. If an underlying fund purchases unrated securities and obligations, it will depend on WRIMCO’s analysis of credit risk more heavily than usual.

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options, futures contracts and swaps, among a wide range of other instruments. A principal risk of investments in derivatives is that the fluctuations in their values may not correlate effectively with the overall securities markets or with the underlying security, index, asset or rate from which the derivative’s value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO as to certain movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used.

Options, futures contracts and swaps are common types of derivatives that an underlying fund (other than Waddell & Reed Advisors Cash Management) may occasionally use. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date. A swap is an agreement involving the exchange by an underlying fund (other than Waddell & Reed Advisors Cash Management) with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Other types of derivatives include caps, floors and collars.

Derivatives may be subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by an underlying fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, such as those experienced in the subprime and non-agency mortgage market over recent months, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty.

Certain derivatives transactions, including over-the-counter (OTC) options, swaps, and forward contracts, certain options on foreign currencies and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the Commodity Futures Trading Commission or the SEC. Instead, such OTC derivatives are entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, an underlying fund will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case an underlying fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, an underlying fund would bear greater risk of default by the counterparties to such transactions.

The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, the underlying fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the underlying fund. An underlying fund will enter into transactions in derivative instruments only with counterparties that WRIMCO reasonably believes are capable of performing under the contract.

The enactment on July 21, 2010, of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) may increase the cost of entering into derivatives transactions, require more assets of an underlying fund to be used for collateral in support of those derivatives than is currently the case and are expected to provide for central clearing of some derivatives that in the past were exclusively traded OTC. The Dodd-Frank Act requires the Commodity Futures Trading Commission (CFTC) or the SEC, in consultation with banking regulators, to establish capital requirements as well as requirements for margin on uncleared derivatives in certain circumstances that will be clarified by rules that the CFTC or SEC will promulgate in the next year. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, and it is not certain at this time how the regulators may change these requirements. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of an underlying fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of an underlying fund to enter into certain types of derivative transactions.

Emerging Market Risk — An underlying fund’s investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of an underlying fund’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make an underlying fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and an underlying fund may be required to establish special custodial or other arrangements

26	Prospectus

before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Extension Risk — Rising interest rates could cause property owners to pay their mortgages more slowly than expected, resulting in slower payments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of an underlying fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency conversion also can be costly.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — The underlying funds (other than Waddell & Reed Advisors Cash Management) may, but are not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent WRIMCO’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between an underlying fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the underlying fund. An imperfect correlation of this type may prevent an underlying fund from achieving the intended hedge or expose the underlying fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect an underlying fund’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and foreign tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of an underlying fund’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause an underlying fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Initial Public Offering Risk — Investments in IPOs can have a significant positive impact on an underlying fund’s performance. The positive effect of investments in IPOs may not be sustainable because of a number of factors. An underlying fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, an underlying fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as an underlying fund grows.

Interest Rate Risk — The value of a debt security, mortgage-backed security or fixed income obligation may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. An underlying fund may experience a decline in its income due to falling interest rates.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by an underlying fund’s duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if an underlying fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Investment Company Securities Risk — As a shareholder in an investment company, an underlying fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

Prospectus	27

Certain underlying funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, an underlying fund’s purchases of shares of such ETFs are subject to the underlying fund’s investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by an underlying fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange traded. The price of an ETF can fluctuate, and an underlying fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Large Company Risk — An underlying fund with holdings of large capitalization company securities may underperform the market as a whole.

Liquidity Risk — Generally, a security is liquid if an underlying fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity.

Low-rated Securities Risk — In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken an underlying fund’s returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.

Management Risk — WRIMCO applies an underlying fund’s investment strategies and selects securities for the underlying fund in seeking to achieve the underlying fund’s investment objective(s). Securities selected by the underlying fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the underlying fund. In general, investment decisions made by WRIMCO may not produce the anticipated returns, may cause the underlying fund’s shares to lose value or may cause the underlying fund to perform less favorably than other mutual funds with investment objectives similar to the investment objective(s) of the underlying fund.

Market Risk — All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

Mid Size Company Risk — Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Mortgage-Backed and Asset-Backed Securities Risk — Mortgage-backed and asset-backed securities are subject to reinvestment risk. When interest rates decline, unscheduled payments can be expected to accelerate, and an underlying fund may be required to reinvest the proceeds of the payments at the lower interest rates then available. Unscheduled payments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than traditional fixed-income securities. If an underlying fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the underlying fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the underlying fund as a holder of such subordinated securities, reducing the values of those securities, or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Reinvestment Risk — Income from an underlying fund’s debt securities may decline if the underlying fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the underlying fund’s portfolio. For example, debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). As well, falling interest rates could cause prepayments of

28	Prospectus

mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities. As a result, an underlying fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the underlying fund’s investment income.

Small Company Risk — Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

U.S. Government Securities Risk — Treasury obligations and certain other U.S. government securities, such as those issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government and generally are regarded to have negligible credit risk. Other securities that are issued or guaranteed by Federal agencies or authorities or by U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by Freddie Mac, Fannie Mae and FHLB are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the U.S. government.

Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in WRIMCO’s opinion, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

Prospectus	29

Fund of Funds Risks

Each Portfolio offered in this Prospectus is a “fund of funds,” which means that it invests, almost exclusively, in a number of other Waddell & Reed Advisors mutual funds rather than investing directly in stocks, bonds and other instruments. As a fund of funds, each Portfolio is subject to the following risks.

■	An investment in a Portfolio is subject to all the risks of an investment directly in the underlying funds the Portfolio holds. These risks are summarized above for each underlying fund.

■

A Portfolio’s performance reflects the investment performance of the underlying fund(s) it holds. A Portfolio’s performance thus depends both on the allocation of its assets among the various underlying funds and the ability of those funds to meet their investment objectives. WRIMCO may not accurately assess the attractiveness or risk potential of particular underlying funds, asset classes, or investment styles.

■

Each Portfolio invests in a limited number of underlying funds and may invest a significant portion (or, in the case of Conservative Portfolio, all) of its assets in a single underlying fund. Therefore, the performance of a single underlying fund can have a significant effect on the performance of a Portfolio and the price of its shares. As with any mutual fund, there is no assurance that any underlying fund will achieve its investment objective(s).

■

Each underlying fund pays its own management fees and also pays other operating expenses. An investor in a Portfolio will bear both the Portfolio’s expenses and, indirectly, the management fees and other expenses of the underlying fund(s) the Portfolio holds.

■	One underlying fund may purchase the same securities that another underlying fund sells. A Portfolio that invests in both underlying funds would indirectly bear the costs of these trades.

Certain Waddell & Reed Advisors funds are selected for each Portfolio to establish a diversified range of investments to assist the Portfolio in achieving its investment objective(s). The investment objective of a Portfolio may be changed by the Board without a vote of the Portfolio’s shareholders.

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Management of the Portfolios

INVESTMENT ADVISER

The Portfolios are managed by WRIMCO, subject to the authority of the Board. WRIMCO provides investment advice to each of the Portfolios and supervises each Portfolio’s investments. WRIMCO and/or its predecessor have served as investment manager to the Portfolios and to each of the investment companies within Waddell & Reed Advisors Funds and Ivy Funds Variable Insurance Portfolios (formerly, W&R Target Funds, Inc.) since the inception of each company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. WRIMCO had approximately $37.3 billion in assets under management as of December 31, 2010.

MANAGEMENT FEE

Management Fee — Portfolios

Until May 1, 2004, the management fee for each of the Portfolios was payable at the annual rate of 0.05% of the net assets of the Portfolio. Pursuant to a letter agreement dated April 29, 2004, WRIMCO contractually waived the management fee for the period from May 1, 2004 through April 30, 2005. Pursuant to a new Agreement between WRIMCO and the Trust, beginning May 1, 2005, WRIMCO contractually eliminated the management fee. Therefore, management fees for each Portfolio as a percent of the Portfolio’s net assets for the fiscal year ended December 31, 2010, were 0.00% for each of Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively.

A discussion regarding the basis of approval by the Board of the renewal of the Investment Management Agreement with WRIMCO with respect to each of the Portfolios, is available in the Trust’s Annual Report to Shareholders dated December 31, 2010.

Management Fee — Underlying Funds

Each underlying fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each underlying fund also pays other expenses, which are explained in the Portfolios’ SAI. The management fee is payable by a fund at the annual rates of:

Waddell & Reed Advisors Bond Fund: Effective October 8, 2007: 0.475% of net assets up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. (This fee schedule became effective October 8, 2007, upon completion of the merger of Waddell & Reed Advisors Limited-Term Bond Fund into Waddell & Reed Advisors Bond Fund. Prior to October 8, 2007, the management fee payable by Waddell & Reed Advisors Bond Fund (prior to the further waiver discussed below) was: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.).

Waddell & Reed Advisors Cash Management: 0.40% of net assets.

Waddell & Reed Advisors Core Investment Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $5 billion, 0.525% of net assets over $5 billion and up to $6 billion, and 0.50% of net assets over $6 billion.

Waddell & Reed Advisors Dividend Opportunities Fund, Waddell & Reed Advisors Value Fund and Waddell & Reed Advisors Vanguard Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Waddell & Reed Advisors Global Bond Fund and Waddell & Reed Advisors High Income Fund: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors Government Securities Fund: 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

Waddell & Reed Advisors International Growth Fund, Waddell & Reed Advisors New Concepts Fund and Waddell & Reed Advisors Small Cap Fund: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

The management fee rates for each of the underlying funds as a percent of the fund’s net assets for the fiscal year indicated are as follows:

Underlying Fund	Fiscal Year End	Management Fee
Waddell & Reed Advisors Bond Fund	September 30, 2010	0.47%
Waddell & Reed Advisors Cash Management	September 30, 2010	0.40%
Waddell & Reed Advisors Core Investment Fund	June 30, 2010	0.66%
Waddell & Reed Advisors Dividend Opportunities Fund	June 30, 2010	0.70%
Waddell & Reed Advisors Global Bond Fund	September 30, 2010	0.62%
Waddell & Reed Advisors Government Securities Fund	September 30, 2010	0.50%
Waddell & Reed Advisors High Income Fund	September 30, 2010	0.60%

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Underlying Fund	Fiscal Year End	Management Fee
Waddell & Reed Advisors International Growth Fund	June 30, 2010	0.85%
Waddell & Reed Advisors New Concepts Fund	June 30, 2010	0.85%
Waddell & Reed Advisors Small Cap Fund	June 30, 2010	0.85%
Waddell & Reed Advisors Value Fund	June 30, 2010	0.70%
Waddell & Reed Advisors Vanguard Fund	June 30, 2010	0.69%

Effective October 1, 2006 through September 30, 2016, the investment management fee rates for certain underlying funds are reduced pursuant to a management fee waiver as follows:

Waddell & Reed Advisors Bond Fund: Prior to October 8, 2007: 0.485% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

Waddell & Reed Advisors Core Investment Fund: 0.65% of net assets up to $1 billion, 0.64% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $5 billion, 0.525% of net assets over $5 billion and up to $6 billion, and 0.50% of net assets over $6 billion.

Waddell & Reed Advisors Global Bond Fund: 0.59% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors Government Securities Fund: 0.46% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

Waddell & Reed Advisors High Income Fund: 0.575% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors International Growth Fund: 0.82% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors New Concepts Fund and Waddell & Reed Advisors Small Cap Fund: 0.83% of net assets up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion

Waddell & Reed Advisors Value Fund: 0.69% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion

Waddell & Reed Advisors Vanguard Fund: 0.67% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion

For additional information regarding the effect of the fee rate reductions on the underlying funds’ total expenses, please review the prospectuses for the underlying funds.

PORTFOLIO MANAGEMENT

Michael L. Avery and Ryan F. Caldwell are primarily responsible for the day-to-day management of the Portfolios. Mr. Avery has held his responsibilities since each Portfolio’s inception in October 2001. He is Executive Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Avery has served as Chief Investment Officer of Waddell & Reed Financial, Inc. (WDR) since June 2005 and has served as President of WDR since January 2010. He formerly served as Chief Investment Officer of WRIMCO and IICO from June 2005 until August 2010. Mr. Avery has also served as portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981. He held the position of Director of Equity Research for IICO and for WRIMCO and its predecessor from August 1987 through June 2005. Mr. Avery holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from St. Louis University.

Mr. Caldwell has held his responsibilities for each Portfolio since January 2007. His investment research responsibilities are concentrated in asset managers, brokers and transaction processors. Mr. Caldwell joined WRIMCO in July 2000 as an economic analyst. In January 2003 he was appointed an investment analyst, and in June 2005 was named assistant portfolio manager for funds managed by WRIMCO or IICO.

Mr. Caldwell is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Caldwell earned a BBA in finance from Southwest Texas State University. He is currently pursuing the Chartered Financial Analyst designation.

Additional information regarding the portfolio managers, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities, is included in the SAI.

Other members of WRIMCO’s investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Portfolios’ investments.

32	Prospectus

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, W&R) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain funds within Waddell & Reed Advisors Funds.*

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among other provisions W&R has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the Federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review W&R’s supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the funds within Waddell & Reed Advisors Funds, and that this may have caused some dilution in those funds. Also, the SEC found that W&R failed to make certain disclosures to Waddell & Reed Advisors Funds’ Board of Trustees and shareholders regarding the market timing activity and W&R’s acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among its conditions requires that W&R: reduce the aggregate investment management fees paid by the then-existing funds within Waddell & Reed Advisors Funds and Ivy Funds Variable Insurance Portfolios (the Affected Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Affected Funds’ Disinterested Trustees to review and consult regarding the Affected Funds’ investment management fee arrangements; and make additional investment management fee-related disclosures to Affected Fund shareholders. The NYAG Settlement also effectively requires that the Affected Funds implement certain governance measures designed to maintain the independence of the Affected Funds’ Boards of Trustees and appoint an independent compliance consultant responsible for monitoring the Affected Funds’ and WRIMCO’s compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, required W&R to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R, and that is agreed to by the SEC staff and for which the distribution methodology is acceptable to the Affected Funds’ Disinterested Trustees. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Affected Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Affected Funds due to market timing. Therefore, it is not currently possible to specify which particular Affected Fund shareholders or groups of Affected Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC’s website at http://www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

*	In the “Regulatory Matters” section: any reference to funds within Waddell & Reed Advisors Funds means the corporate entities (or series thereof) to which such funds are the successors; any reference to Ivy Funds Variable Insurance Portfolios means W&R Target Funds, Inc., which changed its name to Ivy Funds Variable Insurance Portfolios, Inc., to which Ivy Funds Variable Insurance Portfolios is the successor; and any reference to a Board of Trustees or the Trustees means the Boards of Directors or the Directors, as applicable, of the respective predecessor entities of Waddell & Reed Advisors Funds and Ivy Funds Variable Insurance Portfolios.

Your Account

IVY FUNDS INVESTED 529 PLAN

The Ivy Funds InvestEd 529 Plan (Ivy InvestEd Plan) was established under the Arizona Family College Savings Program (the Program). The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code of 1986, as amended (Code). Waddell & Reed, Inc. (Waddell & Reed), the program manager for the Ivy InvestEd Plan, is offering the Ivy InvestEd Plan to Arizona residents as well as to residents of other states.

Contributions to the Ivy InvestEd Plan accounts may be invested in shares of the Portfolios, which are held in the name and for the benefit of the Arizona Commission for Postsecondary Education in its capacity as Trustee of the Program. Shares of the Portfolios purchased with contributions for a particular Ivy InvestEd Plan account are allocable to that account and will be redeemed to effect withdrawals requested by the Ivy InvestEd Plan account owner, as further described in this Prospectus. Accounts opened through the Ivy InvestEd Plan are not insured by the State of Arizona, and neither the principal invested nor the investment return is guaranteed by the State of Arizona. Ivy InvestEd Plan accounts are subject to applicable Federal, state and local tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the Ivy InvestEd Plan. The Ivy InvestEd Plan may be modified in response to any such changes.

Please read the Program Overview and Ivy Funds InvestEd 529 Plan Account Application carefully before investing.

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Choosing a Portfolio

When you establish an Ivy InvestEd Plan account, your initial investment will be made into one of the three Portfolios of InvestEd Portfolios — Growth, Balanced or Conservative — based on your Designated Beneficiary’s (as defined herein) age (Age-Based Plan), into any one of the Portfolios that you select or into another investment option available within the Ivy InvestEd Plan. As noted in the prior discussion of the individual Portfolios, these Portfolios have been developed to seek diversification and appropriate asset allocation based upon the approximate time horizon until the Ivy InvestEd Plan account funds are needed for the Designated Beneficiary’s qualified higher education expenses.

The Portfolios are designed to invest in one or more of the funds within Waddell & Reed Advisors Funds with greater exposure to equity investments when the Designated Beneficiary is between the ages of 0 and 8, a more balanced exposure to equity and fixed-income investments when the Designated Beneficiary is between the ages of 9 and 15, and a greater exposure to fixed-income securities and/or money market instruments when the Designated Beneficiary reaches the age of 16 and is closer to commencing his or her postsecondary education.

If you elect to invest in the Age-Based Plan, the value of an account is automatically exchanged to the Balanced Portfolio within approximately 30 days after the Designated Beneficiary’s 9th birthday and to the Conservative Portfolio within approximately 30 days after the Designated Beneficiary’s 16th birthday.

When you make a contribution, you may elect to invest in a Portfolio that is outside the age range of the Designated Beneficiary. However, by so doing, your account will not participate in the automatic exchange feature. If you choose this option, you may forfeit some of the benefits of diversification and risk management sought by the Age-Based Plan.

Whether you invest through the Age-Based Plan, opt out of the Age-Based Plan and select a Portfolio or select another investment option available within the Ivy InvestEd Plan, you may only change your investment once each calendar year or upon a change in the Designated Beneficiary on the account.

Each Portfolio has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). Such Plans permit the Portfolios to pay marketing and other fees to support both the sale and distribution of the Portfolios, as well as the services provided to shareholders by their financial advisor or financial intermediary. Under the Plan, each Portfolio may pay Waddell & Reed a fee of up to 0.25%, on an annual basis, of the Portfolio’s average daily net assets. This fee is to compensate Waddell & Reed for, either directly or through third parties, distributing the Portfolio’s shares, providing personal service to shareholders and/or maintaining shareholder accounts. The amounts shall be payable to Waddell & Reed daily or at such other intervals as the Board may determine.

These fees are paid out of a Portfolio’s assets on an ongoing basis, and, over time, these fees will increase the cost of the investment and may cost you more than paying other types of sales charges. All or a portion of these fees may be paid to your financial advisor or a financial intermediary.

Underlying Fund Shares. Each Portfolio invests in shares of one or more underlying funds that have no initial sales charge or contingent deferred sales charge (CDSC) and are not subject to a Rule 12b-1 Plan.

Shares of a Portfolio are subject to an initial sales charge when purchased for your Ivy InvestEd Plan account, based on the amount of your investment, according to the tables below. As noted, under the Plan, each Portfolio pays an annual 12b-1 fee of up to 0.25% of its average net assets.

Calculation of Sales Charges on Portfolio Shares

Growth Portfolio Balanced Portfolio
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

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Conservative Portfolio
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $100,000	4.25%	4.44%	3.60%
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Portfolio’s shares to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Portfolio will impose a CDSC of 1.00% on certain redemptions made within twelve months of the purchase. (See “Sales Charge Reductions” below.) The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Waddell & Reed or its affiliate(s) may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Portfolio owned by the broker-dealer’s customers, including compensation for shares of the Portfolios purchased by customers of such broker-dealers for the customers’ Ivy Invested Plan accounts without payment of a sales charge. Please see “Additional Compensation to Intermediaries” for more information.

Sales Charge Reductions

Lower sales charges on the purchase of shares are available by:

For purposes of the following disclosure regarding Rights of Accumulation, Letter of Intent and Account Grouping, shares of InvestEd Portfolios allocable to your Ivy InvestEd Plan account are treated as shares held by you directly.

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Rights of Accumulation: combining the value of additional purchases of shares of InvestEd Portfolios and/or Class A, Class B or Class C shares of the funds within Waddell & Reed Advisors Funds with the NAV of shares already allocable to your Ivy InvestEd Plan account or in an account eligible for grouping with your account (see “Account Grouping” below). To be entitled to Rights of Accumulation, you must inform Waddell & Reed that you are entitled to a reduced sales charge and provide Waddell & Reed with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already allocable to your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gain distributions, but excluding capital appreciation) less any withdrawals.

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Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from Waddell & Reed, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your shares already allocable to the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in “Account Grouping” below, will be included. Purchases made during the thirty (30) calendar days prior to receipt by Waddell & Reed Services Company, doing business as WI Services Company (WISC), of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If Waddell & Reed reimburses the sales charge for purchases prior to receipt by WISC of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

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Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of shares in your Ivy InvestEd Plan account may be grouped with the current account value of purchased Class E, Class A, Class B and/or Class C shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner. Please review the SAI for additional information regarding Account Grouping. For purposes of account grouping, an individual’s domestic partner may be treated as his or her spouse.

In order for an eligible purchase to be grouped, you must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Waddell & Reed Advisors Cash Management are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares.

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If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy shares allocable to your Ivy InvestEd Plan account without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of these shares. The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in the NAV above the initial purchase price. To keep your CDSC as low as possible, when you place a request to redeem shares, the Portfolio assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and other distributions), and then of shares that represent the lowest sales charge. Unless instructed otherwise, when requested to redeem a specific dollar amount, a Portfolio will redeem additional shares that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Portfolio will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed and Legend Equities Corporation (Legend), the grouping privileges described above, including Rights of Accumulation and Letter of Intent, also apply to the corresponding classes of shares of funds within Ivy Funds.

Sales Charge Waivers for Certain Investors

Shares may be purchased at NAV for Ivy InvestEd Plan accounts owned by:

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Current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Portfolio is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

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Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated third party broker/dealers with which Waddell & Reed has entered into selling agreements

■	Certain clients investing through certain investment advisers and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees

■	Participants in an employer sponsored payroll deduction plan having 100 or more eligible employees, and the shares are purchased through payroll deductions.

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Clients who transferred their 529 Plan accounts (i.e., accounts under a plan associated with a qualified state tuition program established in accordance with Section 529 of the Code) from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the Ivy InvestEd Plan sponsored by Waddell & Reed, Inc. due to the closing of the SM&R-sponsored 529 Plan, and who established their SM&R-sponsored 529 Plans directly through SM&R rather than through a financial intermediary and qualified for NAV pricing through SM&R.

For purposes of determining eligibility for sales at NAV, an individual’s domestic partner may be treated as his or her spouse.

Sales Charge Waivers for Certain Transactions

Shares may be purchased at NAV through:

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Exchange of shares of InvestEd Portfolios or Class A shares of any fund within Waddell & Reed Advisors Funds and, for clients of Waddell & Reed and Legend, Class A shares of any fund within Ivy Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares

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Reinvestment once each calendar year of all or part of the proceeds of redemption of your shares into the same Portfolio and account from which it had been redeemed, if the reinvestment is made within 60 calendar days of the Trust’s receipt of your redemption request

Information about the purchase of Trust shares for your Ivy InvestEd Plan account, applicable sales charges and sales charge reductions and waivers is also available, free of charge, on Waddell & Reed’s website at www.waddell.com, including hyperlinks to facilitate access to this information. You will find more information in the SAI about sales charge reductions and waivers.

The CDSC for Portfolio shares that are subject to a CDSC will not apply in the following circumstances:

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redemptions of shares requested within one year of the Ivy InvestEd Plan account holder’s death or disability, provided the Trust is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to Waddell & Reed

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redemptions of shares purchased for Ivy InvestEd Plan accounts held by current or retired Trustees of the Trust, directors of affiliated companies, current or retired officers of the Trust, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons

36	Prospectus

■

redemptions of shares for the purpose of complying with the excess contribution limitations prescribed by the Program if the excess contributions are rolled over to another Ivy InvestEd Plan account for a different Designated Beneficiary

■	redemptions the proceeds of which are reinvested within 60 calendar days in shares of the same Portfolio as that redeemed

■

redemptions made by shareholders that have purchased shares of the Trust through certain group plans that have selling agreements with Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative or record keeping services

■	redemptions from an Ivy InvestEd Plan made by participants in an employer sponsored payroll deduction plan having 100 or more eligible employees, and the shares are purchased through payroll deduction

■	the exercise of certain exchange privileges

These exceptions may be modified or eliminated by the Trust at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Trust’s right to liquidate a shareholder’s shares, which may require certain notice.

Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your advisor is affiliated typically will receive compensation when you buy and/or hold Trust shares in your Ivy InvestEd Plan account. The source of that compensation may include the sales load, if any, that you pay as an investor and/or the 12b-1 fee paid by the Portfolio whose shares that you own in your Ivy InvestEd Plan account. As well, Waddell & Reed may have selling agreements with financial intermediaries which provide for one or more of the following: fees paid by Waddell & Reed to such intermediaries based on a percentage of assets and/or a fixed amount per shareholder account; networking and/or sub-accounting fees paid by the Portfolios; and/or other payments by Waddell & Reed and/or its affiliates, from their own resources.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Portfolios allocable to its clients’ Ivy InvestEd Plan accounts and may also be based on the gross and/or net sales of the Trust shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and other services provided by the intermediary, and may be required by the intermediary in order for Ivy InvestEd Plan accounts to be available through the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary’s established policies and prevailing practices in different segments of the financial services industry.

Waddell & Reed may also compensate an intermediary and/or financial advisor for Waddell & Reed’s participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including Ivy InvestEd Plan accounts and the Portfolios. Waddell & Reed may also pay, or reimburse, an intermediary for certain other costs relating to the marketing of Ivy InvestEd Plan accounts. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary’s established policies.

Compensation arrangements such as those described above are undertaken, among other reasons, to help secure and maintain appropriate availability, visibility and competitiveness for Ivy InvestEd Plan accounts and the Portfolios, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Trust shareholders. Please consult the SAI for additional information regarding compensation arrangements with intermediaries, as applicable.

Potential Conflicts of Interest

Waddell & Reed is a retail broker-dealer and is the principal underwriter and distributor of the Portfolios and other mutual funds. The following paragraphs disclose certain potential conflicts of interest in connection with the offering of the Portfolios by Waddell & Reed in connection with Ivy InvestEd Plan accounts.

In addition to offering Ivy InvestEd Plan accounts, Waddell & Reed financial advisors sell primarily shares of the funds within Waddell & Reed Advisors Funds and Ivy Funds (Fund Families). WRIMCO and IICO (Managers) manage the assets of the respective Fund Families. Companies affiliated with Waddell & Reed also serve as shareholder servicing agent and accounting services agent for the Fund Families and as custodian for certain retirement plan accounts available through Waddell & Reed and other third parties (“Service Affiliates”). Waddell & Reed, the Managers and the Service Affiliates are subsidiaries of Waddell & Reed Financial, Inc.

Waddell & Reed financial advisors are not required to sell only shares of funds in the Fund Families, have no sales quotas with respect to these funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the funds in the Fund Families. It is possible, however, for Waddell & Reed, and/or its affiliated companies, to receive more total revenue from the sale of shares of the funds in the Fund Families than from the sale of shares of other mutual funds that are not affiliated with Waddell & Reed (Externally Managed Funds). This is because the Managers earn investment advisory fees for providing investment management services to the funds in the Fund Families. These fees are assessed daily on the net assets held by the funds in the Fund Families and are paid to the Managers out of fund assets. In addition, the Service Affiliates receive fees for the services they provide to the funds and/or shareholders in the Fund Families. Externally Managed Funds are not available as investment options in the Ivy InvestEd Plan.

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Increased sales of shares of the Fund Families generally result in greater revenues, and greater profits, to Waddell & Reed, the Managers and the Service Affiliates, since payments to Waddell & Reed, the Managers and the Service Affiliates, increase as more assets are invested in the Fund Families and/or more fund accounts are established. Waddell & Reed employee compensation (including management and certain sales force leader compensation), financial advisor compensation and operating goals at all levels are tied to Waddell & Reed’s overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the funds in the Fund Families rather than Externally Managed Funds. This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the funds in the Fund Families. Ultimately, this will typically influence the financial advisor’s decision to recommend the Fund Families even though they may have access to Externally Managed Funds that may have superior performance to and/or lower fund expenses than the funds in the Fund Families.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of funds in the Fund Families, though the client is not obligated to purchase such shares through Waddell & Reed. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed, and read, a copy of Waddell & Reed’s Form ADV Disclosure Brochure.

Portability

The Portfolios’ shares may be purchased for Ivy InvestEd Plan accounts that are offered and serviced only through broker-dealers and other financial intermediaries (Financial Intermediaries) that have entered into selling agreements with Waddell & Reed. If you elect to work with a Waddell & Reed financial advisor, it is likely that the financial advisor will recommend the purchase of shares of the Portfolios through an Ivy InvestEd Plan account if college funding is one of your investment objectives and the Ivy InvestEd Plan is deemed suitable for you. If you decide to terminate your relationship with your Waddell & Reed financial advisor or if they decide to transfer their license to another Financial Intermediary, you should consider that you will only be able to transfer your Ivy InvestEd Plan account to another Financial Intermediary if that Financial Intermediary has a selling agreement with Waddell & Reed. Not all Financial Intermediaries have such selling agreements, and the selling agreements may typically be terminated without notice to you. If you select a Financial Intermediary that has no selling agreement with Waddell & Reed or whose selling agreement is terminated after you transfer your Ivy InvestEd Plan account, you will either have to hold your Ivy InvestEd Plan account through Waddell & Reed, which may cause you to experience adverse tax consequences, or transfer your Ivy InvestEd Plan account to another 529 Plan.

Account Registration

Pursuant to Arizona requirements, Ivy InvestEd Plan accounts generally may only be registered in the name of an individual or a trust, who is the Account Owner. The Account Owner is the one who has the authority to designate the Designated Beneficiary, make withdrawals, select the Portfolios in which to invest and otherwise control the account. The Account Owner may be anyone — a parent, grandparent, friend or self. Joint owners, or joint accounts, are not permitted. Although only one person may be listed as the Account Owner, you should designate a successor Account Owner on the Ivy Funds InvestEd 529 Plan Account Application in the event of the Account Owner’s death.

An account may also be opened by a state or local government or a Code Section 501(c)(3) organization as the Account Owner, if the account will be used to fund scholarships for person(s) whose identity will be determined after the account is opened.

Although these registrations are the only way an account can be set up, anyone may contribute to an Ivy InvestEd Plan account once it is established. See the section entitled “Additional Investments.”

The Account Owner will identify, on the Ivy Funds InvestEd 529 Plan Account Application, a Designated Beneficiary. A Designated Beneficiary can be any person interested in pursuing post high school training and educational opportunities at an accredited institution, including the Account Owner.

If the Account Owner requests a change of the Designated Beneficiary, via the Beneficiary Change Form, the Account Owner will have the option of exchanging the assets to the Age-Based Plan or into another Portfolio that is not based on the age of the new Designated Beneficiary.

The Designated Beneficiary can be changed to a “member of the family,” as defined by the Code, of the original beneficiary.

There is a one-time $10 application fee per Ivy InvestEd Plan account, paid by Waddell & Reed at the time of the initial investment and forwarded to the Arizona Commission for Postsecondary Education (Commission), under whose authority the Ivy InvestEd Plan is made available, to help defray its administrative costs. Shares of a Portfolio allocable to your Ivy InvestEd Plan account are held in the name of the Commission, as Trustees of the Program.

Ivy InvestEd Plan accounts (same owner, same Designated Beneficiary, and same registration type) with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This fee will be waived for Arizona residents.

Pricing of Fund Shares

The price to buy a share of a Portfolio, called the offering price, is calculated every business day. Each Portfolio and underlying fund is open for business every day the New York Stock Exchange (NYSE) is open. Each Portfolio and underlying fund normally calculates its NAV as of the close

38	Prospectus

of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by an underlying fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. Certain of the underlying funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of an underlying fund’s shares may be significantly affected on days when the fund does not price its shares and when you are not able to purchase or redeem the Portfolio’s shares. The offering price of a share (the price to buy one share) is the next NAV calculated per share plus the applicable sales charge.

In calculation of a Portfolio’s NAV, the shares of the underlying funds held by the Portfolio are valued at their respective NAVs per share. In the calculation of an underlying fund’s NAV:

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The securities held by the underlying fund that are traded on an exchange are ordinarily valued at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices.

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Stocks that are traded over-the-counter are valued using the NASDAQ Official Closing Price (NOCP), as determined by NASDAQ, or, lacking an NOCP, the last current reported sales price as of the time of valuation on NASDAQ or, lacking any current reported sales on NASDAQ, at the time of valuation at the average of the last bid and asked prices.

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Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements are ordinarily valued according to prices quoted by an independent pricing service.

■	Short-term debt securities are valued at amortized cost, which approximates market value.

■	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

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Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the underlying funds’ board of trustees, as discussed below.

When an underlying fund believes a reported market price for a security does not reflect the amount the fund would receive on a current sale of that security, the fund may substitute for the market price a fair-value determination made according to procedures approved by the underlying fund’s board of trustees. An underlying fund may also use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by an underlying fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the underlying fund’s NAV is calculated.

An underlying fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some underlying funds, such as Waddell & Reed Advisors International Growth Fund or Waddell & Reed Advisors Global Bond Fund, which may invest a significant portion of their assets in foreign securities, also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities or derivatives markets that occurred after the close of such market but prior to the pricing of fund shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the fund’s board of trustees. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.

The underlying funds have retained a third-party pricing service (the Service) to assist in fair valuing foreign securities and foreign derivatives (collectively, Foreign Securities), if any, held in the funds’ portfolios. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where WISC, in accordance with guidelines adopted by the underlying funds’ board of trustees, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The board of trustees of the underlying funds regularly reviews, and WISC regularly monitors and reports to the board, the Service’s pricing of the funds’ Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to an underlying fund’s shares. Another effect of fair valuation on an underlying fund is that the underlying fund’s NAV (and, therefore, a Portfolio’s NAV) will be subject, in part, to the judgment of the board of trustees or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by an underlying fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing may also affect all shareholders in that if redemption proceeds or other payments based on the valuation of the assets of an underlying fund were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see “Market Timing Policy.”

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BUYING SHARES

You may buy shares allocable to your Ivy InvestEd Plan account through Waddell & Reed and its financial advisors or through advisors of Legend. Shares may also be purchased through non-affiliated third parties that have entered into selling arrangements with Waddell & Reed. To open your account, you must complete and sign an application. Waddell & Reed will only accept account applications through its financial advisors, through advisors of Legend, or through non-affiliated third parties that have entered into selling agreements with Waddell & Reed; Waddell & Reed will not accept unsolicited account applications. Your financial advisor can help you with any questions you might have.

Waddell & Reed generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO addresses are acceptable) or for a non-resident alien.

To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed at the address below, along with the detachable form that accompanies the confirmation of a prior purchase or your quarterly statement or with a letter stating your account number, the account registration and the Portfolio that you wish to purchase. Mail to:

Waddell & Reed, Inc.

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

By Automatic Investment Service: You can authorize having funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your account. Complete the appropriate sections of the Ivy Funds InvestEd 529 Plan Account Application to establish the Automatic Investment Service (AIS).

When you place an order to buy shares allocable to your Ivy InvestEd Plan account, your order will be processed at the next NAV calculated after your order, in proper form, is received and accepted. Proper form includes receipt by Waddell & Reed, in the home office, of a completed Ivy Funds InvestEd 529 Plan Account Application and additional required documentation, if applicable. Please note that all of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

Shares of a Portfolio may be purchased for your Ivy InvestEd Plan account through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Portfolio shares for your Ivy InvestEd Plan account. Your order will receive the offering price next calculated after the order has been received in proper form by Waddell & Reed. Therefore, if your order is received in proper form by Waddell & Reed before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by Waddell & Reed after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day.

Broker-dealers that perform account transactions for their clients by participating in networking through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients for whose account shares of a Portfolio are purchased if the broker-dealer performs any transaction erroneously or improperly.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service (IRS).

If you buy shares by check, and then sell those shares by any method other than by exchange to another Portfolio or fund within Ivy Funds or Waddell & Reed Advisors Funds, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.

Waddell & Reed and the Trust reserve the right to reject any purchase orders, including purchases by exchange, and it and the Trust reserve the right to discontinue offering Portfolio shares for purchase.

Exchanges

Upon receipt of a completed Ivy Funds InvestEd 529 Plan Account Application and additional required documentation, if applicable, you may sell your Class A shares of a fund within Waddell & Reed Advisors Funds and/or a fund within Ivy Funds, and buy for your Ivy InvestEd Plan account shares of a Portfolio in InvestEd Portfolios. Such purchase will be without the payment of an additional sales charge if you exchange Class A shares upon which you have already paid a front-end sales charge.

As described in the section entitled “Choosing a Portfolio,” unless you elect otherwise your initial investment will be made into one of the three Portfolios based on the age of your Designated Beneficiary, and the value of your account will be automatically exchanged to a different Portfolio within approximately 30 days after the Designated Beneficiary’s 9th and 16th birthdays.

If you elect, initially, to invest in a Portfolio that is outside the age range of your Designated Beneficiary or another investment option available within the Ivy InvestEd Plan, your account will not participate in the automatic exchange feature described above. Whether you invest through the Age-Based Plan or otherwise select a Portfolio or other investment option available within the Ivy InvestEd Plan, you may only change your

40	Prospectus

investment choice once each calendar year or upon a change in the Designated Beneficiary on the account, except as described below. A reallocation of your Ivy InvestEd Plan account among the available investment options will be deemed to constitute an investment strategy change and will prohibit you from making any other investment changes or transferring your investment to another 529 plan sponsored by the State of Arizona during the calendar year of your change, unless they are made upon a change in the Designated Beneficiary. Federal law generally permits 529 Plan owners to make investment strategy changes only once per calendar year or upon a change in the Designated Beneficiary.

Transfers

UTMA/UGMA and Coverdell Education Savings Account (ESA) transfers. Accounts established under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA), or Coverdell ESAs are considered irrevocable gifts to the child who is the beneficiary of the account. Therefore, if you want to transfer a current UTMA/UGMA account or Coverdell ESA to an Ivy InvestEd Plan account, the ownership cannot be changed and the child will be both the Account Owner and the Designated Beneficiary. The custodian may still make contributions to the Ivy InvestEd Plan account, and a Responsible Individual (usually the UTMA/UGMA custodian) must be named to control the account until the child reaches legal age. The Designated Beneficiary cannot be changed. Please remember that such a transfer will be a taxable event and that the Responsible Individual has the duty to use the proceeds of the account only for the benefit of the Designated Beneficiary. No successor account owner can be established on an account transferred from a UTMA/UGMA account or Coverdell ESA. A successor Responsible Individual should be named to control the account in the event of the death of the current Responsible Individual.

Other States’ 529 Plans. You may transfer, or rollover, the assets invested in another state’s 529 Plan to an Ivy InvestEd Plan account by completing a 529 Plan Transfer Form; however, you are limited to one rollover in a 12-month period for the same Designated Beneficiary.

Minimum Investments

To Open an Account	$500 (per Portfolio)
For accounts opened with Automatic Investment Service	$50 (per Portfolio)*
For accounts established through payroll deductions	Any Amount
To Add to an Account	Any Amount
For Automatic Investment Service	$25 (per Portfolio)

*	An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets (Rollover) from another investment company/retirement account custodian.

Additional Investments

Subject to the minimums disclosed for the Automatic Investment Service, you, or anyone, can make additional investments of any amount at any time; however, all or a portion of the amount invested will not be accepted to the extent that such contributions would cause the total maximum account value or balance for a Designated Beneficiary for all 529 Plans sponsored by the State of Arizona to exceed limits imposed by the Ivy InvestEd Plan. For the 2010-2011 academic year, the maximum account balance at the time of a contribution is, in the aggregate per beneficiary, $350,000, as determined by the Arizona Commission for Postsecondary Education. Maximum account balance amounts will be adjusted each year based upon a formula developed by The College Board that estimates the average cost of attending a private 4-year college. Under current law, any excess contribution with respect to a Designated Beneficiary must be promptly withdrawn as a non-qualified withdrawal or rolled over into an account for a different Designated Beneficiary.

If you purchase shares of the Portfolios from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

SELLING SHARES

You can arrange to take money out of your Ivy InvestEd Plan account at any time by selling (redeeming) some or all of the shares allocable to your Ivy InvestEd Plan account.

The redemption price (price to sell one share of a Portfolio) is the NAV per share of that Portfolio subject to any applicable CDSC.

Only the Account Owner may arrange to take money out of an Ivy InvestEd Plan account, which will be accomplished by selling (redeeming), at any time, some or all of the shares allocable to the account, subject to Federal income tax and an additional Federal tax, if applicable.

When you place an order for a withdrawal from your Ivy InvestEd Plan account, that order will be treated as an order to sell Portfolio shares, and the shares will be sold at the NAV next calculated, subject to any applicable CDSC, after your order, in proper form, is received and accepted. Proper form includes receipt by your financial advisor or Waddell & Reed of a completed Ivy Funds InvestEd 529 Plan Withdrawal Form. Withdrawals will be classified as either qualified or non-qualified for Federal, state and local income tax purposes. See “Distributions and Taxes — Taxes.”

At the request of the Account Owner, the withdrawal proceeds may be made payable to an eligible educational institution on behalf of the Designated Beneficiary.

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Please note also:

■

If your Ivy InvestEd Plan account’s shares were recently purchased by check, the Portfolio may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Portfolio, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Portfolio is able to verify that your purchase check has cleared and been honored.

■	Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

■

Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable. The Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

■

If you purchased shares of a Portfolio from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Portfolio shares. For firms that perform account transactions systematically through the NSCC, the Portfolio will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed shares, subject to any applicable CDSC and/or redemption fee, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern time and transmit such orders to the Portfolio on or before the following business day, you will receive the NAV next calculated after the order has been received in proper form by the Portfolio. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day’s price.

■

Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Trust if the broker-dealer performs any transaction erroneously or improperly.

The Trust may require a signature guarantee if the check is made payable to someone other than the Account Owner. This requirement is to protect you, the Trust and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

You may reinvest in any one of the Portfolios, without a sales charge, all or part of the amount of shares you redeemed by sending to the applicable Portfolio the amount you want to reinvest for your Ivy InvestEd Plan account. The reinvested amounts must be received by the Portfolio within 60 calendar days after the date of your redemption. You may do this only once per calendar year with respect to shares of a Portfolio. The reinvestment will be treated as a new contribution, and any subsequent withdrawal may have tax consequences. See “Distributions and Taxes — Taxes.” This privilege may be eliminated or modified at any time without prior notice to shareholders.

The CDSC, if applicable, will not apply to the proceeds of shares of a Portfolio which are redeemed and then reinvested in shares of the same Portfolio within 60 calendar days after such redemption. Waddell & Reed will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once per calendar year with respect to shares of a Portfolio. The reinvestment must be made into the same Portfolio and Ivy InvestEd Plan account from which the shares had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Telephone Transactions

The Trust and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WISC, the Trust’s transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WISC fails to do so, WISC may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

If you are investing through certain third-party broker-dealers, please contact your plan administrator or other record keeper for information about your account.

If you have established an account that is maintained on our shareholder servicing system, Waddell & Reed provides a variety of services regarding your Ivy InvestEd Plan account.

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Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888-923-3355, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access our web site, www.waddell.com, to:

■	obtain information about your account(s)

■	obtain price information about other funds within Waddell & Reed Advisors Funds or Ivy Funds

■	obtain the offering materials for the Ivy InvestEd Plan, or the Trust’s current prospectus, SAI, annual report or other information about each Portfolio or the prospectus of an underlying fund

■	request duplicate statements

At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service, provided your account is maintained on our shareholder servicing system; otherwise, you should contact the introducing broker-dealer.

Reports

Statements and reports sent to you include the following:

■	confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

■	quarter-to-date statements (quarterly)

■	annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent prospectus and annual and semiannual reports of the Trust may be mailed to shareholders having the same last name and address in the Trust’s records. The consolidation of these mailings, called householding, benefits the Trust through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You may also visit www.waddell.com to view and/or download these documents, as well as other information about each Portfolio.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the “Access Your Account” feature available via www.waddell.com.

Automatic Transactions

Automatic Investment Service (AIS) allows you to transfer money into your Ivy InvestEd Plan account automatically. While AIS does not guarantee a profit and will not protect you against loss in a declining market, it can be an excellent way to invest for future educational expenses.

You may move money from your bank account to an existing Ivy InvestEd Plan account as follows:
Minimum Amount	Frequency
$25 (per Portfolio)	Monthly

Systematic Withdrawal Plan (FWS) lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Market Timing Policy

The Portfolios are intended for investment of contributions to the Ivy InvestEd Plan to save for postsecondary school education expenses. Because the Portfolios are investment vehicles for the Ivy InvestEd Plan, investor-initiated exchanges among the Portfolios are limited to once each calendar year or upon change in the Designated Beneficiary on the account. In addition, the Code imposes an additional tax on redemptions of Portfolio shares that are “non-qualified withdrawals.” (See “Distributions and Taxes.”) As a result, it is unlikely that the Portfolios would be used to engage in market-timing activity. While Waddell & Reed and WISC recognize that investments in a Portfolio do not likely present the same opportunity for market-timing activity that may be present for other funds, WISC monitors for such activity, as described below. As well, the underlying funds will take steps to seek to deter frequent purchases and redemptions in fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management strategies and may increase expenses and negatively impact investment returns for all shareholders of an underlying fund, including long-term shareholders. Market timing activities may also increase the expenses of WISC and/or Waddell & Reed, thereby indirectly affecting the shareholders in an underlying fund and investors in a Portfolio that holds shares of the fund.

Certain underlying funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that an underlying fund such as Waddell & Reed Advisors International Growth Fund or Waddell & Reed Advisors Global Bond Fund, invests a significant portion of its assets in foreign securities, the underlying fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such

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market but prior to the pricing of fund shares. An underlying fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in an underlying fund that invests a significant portion of its assets in small cap companies, such as Waddell & Reed Advisors Small Cap Fund, or in an underlying fund that invests a significant portion of its assets in high-yield fixed income securities, such as Waddell & Reed Advisors High Income Fund.

To discourage market timing activities by investors, the Board (and the board of trustees of the underlying funds) has adopted a market timing policy and has approved the procedures of the funds’ transfer agent, WISC, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in underlying fund shares that may be indicative of market timing activities and outline how WISC will monitor transactions in fund shares. In its monitoring of trading activity in underlying fund shares, on a periodic basis, WISC typically reviews share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the frequency, size and/or timing of the investor’s transactions in underlying fund shares. As an additional step, WISC reviews underlying fund redemption activity in relation to average assets and purchases within the period. If WISC identifies what it believes to be market timing activities by an investor who has not previously exceeded WISC’s thresholds, WISC will suspend exchange privileges by refusing to accept additional purchases of Portfolio shares for the investor’s Ivy InvestEd Plan account for a pre-determined period of time. If an investor exceeds WISC’s thresholds a second time within a twelve month period, exchange privileges will be suspended indefinitely for all accounts owned by the investor who exceeded the pre-determined thresholds. For trading in fund shares held in omnibus accounts, WISC will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WISC will consider the trading history of accounts under common ownership or control within any of the funds within the Trust, Waddell & Reed Advisors Funds and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of an underlying fund’s market timing policy are not deemed accepted by the fund and may be cancelled or revoked by the fund on the next business day following receipt by the fund.

An underlying fund and the Trust seek to apply their market timing policy uniformly to all shareholders and prospective investors. Although the underlying funds, Waddell & Reed and WISC make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which fund shares are purchased or held, the underlying funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. The underlying funds’ ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the underlying funds will be able to identify or eliminate all market timing activities, and the funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the underlying funds’, the Trust’s and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, underlying funds, WISC and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

The Trust’s and the underlying funds’ market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, are intended to reduce an investor’s ability to engage in market timing activities, although there can be no assurance that a Portfolio or an underlying fund will eliminate market timing activities.

DISTRIBUTIONS AND TAXES

Distributions

Each Portfolio distributes substantially all of its net investment income and net realized capital gains to its shareholders each year. Usually, each Portfolio distributes net investment income and realized net capital gains in December.

All distributions are automatically paid in additional shares of the distributing Portfolio.

Taxes

Each Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company (RIC), for Federal tax purposes. A Portfolio will be so treated if it meets specified Federal income tax rules, including requirements regarding types of investments, limits on investments, types of income and distributions. A Portfolio that satisfies those requirements is not taxed at the entity level on the net income and gains it distributes to its shareholders.

In general, your investment in the Trust is part of the Program. The Program has received a ruling from the IRS stating that, in general, the Program qualifies under Section 529 of the Code so that earnings on Program investments are not subject to Federal income tax (with respect to either a contributor to the Program or a Designated Beneficiary) until the earnings are withdrawn.

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Generally, each withdrawal from an Ivy InvestEd Plan account comprises two pro rata components: (1) a return of principal (that is, contributions to the account, including the portion of any rollover from another state’s 529 Plan account that is attributable to contributions to that plan) and (2) earnings. The return of principal portion of any withdrawal, whether qualified or non-qualified, is not taxable. As explained in more detail below, the earnings portion of a withdrawal may be subject to Federal income tax, and possibly additional Federal tax, depending on whether the withdrawal is qualified or non-qualified. The Account Owner is responsible for determining whether a withdrawal is qualified or non-qualified and whether additional tax applies.

A qualified withdrawal is a withdrawal used for “qualified higher education expenses,” which may include tuition, fees, books, supplies and equipment required for the enrollment or attendance of a Designated Beneficiary at an “eligible educational institution” and/or certain room and board expenses of a Designated Beneficiary who is an “eligible student” (generally, an individual who attends an eligible educational institution at least half-time). The terms “qualified higher education expenses,” “Designated Beneficiary,” “eligible educational institution” and “eligible student” are as defined in the Code and as described in the Program Overview. Withdrawals of earnings that are qualified withdrawals are tax-free for Federal income tax purposes. State and local taxes may still apply.

A non-qualified withdrawal is a withdrawal that is not used for qualified higher education expenses, as defined above. If you make a non-qualified withdrawal, the earnings portion of the withdrawal generally will be subject to Federal income tax at the marginal tax rate of the person for whose benefit the withdrawal is made. In addition, the earnings portion of any non-qualified withdrawal will be subject to an additional 10% Federal tax (unless the amount is transferred within sixty (60) days to another qualified tuition program for the same Designated Beneficiary as under the Program). In general, penalty-free non-qualified withdrawals may be made if the Designated Beneficiary receives a scholarship (not exceeding the amount of the scholarship award), attends a qualifying military academy, dies or becomes permanently disabled, although the earnings portion of the withdrawal will be subject to Federal income tax.

Currently, when shares are redeemed in a qualified withdrawal, the withdrawal is Federal income tax-free (although such withdrawals may still be subject to state and/or local taxes). Please consult your tax advisor regarding the current tax consequences of withdrawals from your Ivy InvestEd Plan account. The Account Owner or the Beneficiary is responsible for retaining the appropriate documentation for the tax treatment of qualified withdrawals and for determining whether a withdrawal is non-qualified, making the appropriate filings with the IRS and paying the additional 10% Federal tax on earnings.

The foregoing is only a brief summary of some of the important Federal income tax considerations relating to investments in the Trust under the Program; you will find more information in the SAI and the Program Overview. You are urged to consult your own tax adviser for information about the state and local tax consequences of, and the impact of your personal financial situation on, an investment in the Ivy InvestEd Plan. In addition, please note that if you are a resident of a state other than Arizona, there may be state tax benefits available to you from an investment in a 529 Plan offered by your state.

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Financial Highlights

The following information is to help you understand the financial performance of each Portfolio’s shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the financial statements and financial highlights for each Portfolio for the fiscal year ended December 31, 2010, is included in the Trust’s Annual Report to Shareholders, which is incorporated by reference into its Statement of Additional Information. The annual report contains additional performance information and will be made available upon request.

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INVESTED PORTFOLIOS

FOR A SHARE OF CAPITAL STOCK

OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
InvestEd Growth Portfolio
Fiscal year ended 12-31-2010	$10.93	$0.08	$1.46	$1.54	$(0.02)	$(0.11)	$(0.13)
Fiscal year ended 12-31-2009	9.05	0.19	2.07	2.26	(0.19)	(0.19)	(0.38)
Fiscal year ended 12-31-2008	13.63	0.22	(3.75)	(3.53)	(0.24)	(0.81)	(1.05)
Fiscal year ended 12-31-2007	13.92	0.21	1.48	1.69	(0.27)	(1.71)	(1.98)
Fiscal year ended 12-31-2006	12.92	0.17	1.42	1.59	(0.20)	(0.39)	(0.59)
InvestEd Balanced Portfolio
Fiscal year ended 12-31-2010	10.77	0.09	0.90	0.99	(0.12)	(0.11)	(0.23)
Fiscal year ended 12-31-2009	9.45	0.21	1.33	1.54	(0.21)	(0.01)	(0.22)
Fiscal year ended 12-31-2008	12.49	0.25	(2.57)	(2.32)	(0.26)	(0.46)	(0.72)
Fiscal year ended 12-31-2007	12.71	0.28	1.08	1.36	(0.32)	(1.26)	(1.58)
Fiscal year ended 12-31-2006	11.95	0.24	1.08	1.32	(0.25)	(0.31)	(0.56)
InvestEd Conservative Portfolio
Fiscal year ended 12-31-2010	10.98	0.09	0.27	0.36	(0.09)	(0.71)	(0.80)
Fiscal year ended 12-31-2009	10.43	0.14	0.55	0.69	(0.14)	—	(0.14)
Fiscal year ended 12-31-2008	10.52	0.19	(0.03)	0.16	(0.19)	(0.06)	(0.25)
Fiscal year ended 12-31-2007	10.66	0.36	0.29	0.65	(0.37)	(0.42)	(0.79)
Fiscal year ended 12-31-2006	10.44	0.32	0.32	0.64	(0.33)	(0.09)	(0.42)

(1)	Total return calculated without taking into account the sales load deducted on an initial purchase.

48	Prospectus

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
InvestEd Growth Portfolio
Fiscal year ended 12-31-2010	$12.34	14.13%	$129	0.25%	0.71%	61%
Fiscal year ended 12-31-2009	10.93	24.96	119	0.25	1.83	24
Fiscal year ended 12-31-2008	9.05	-25.87	103	0.25	1.73	18
Fiscal year ended 12-31-2007	13.63	12.41	146	0.25	1.34	29
Fiscal year ended 12-31-2006	13.92	12.33	130	0.25	1.30	5
InvestEd Balanced Portfolio
Fiscal year ended 12-31-2010	11.53	9.23	104	0.25	0.91	77
Fiscal year ended 12-31-2009	10.77	16.31	89	0.25	2.19	28
Fiscal year ended 12-31-2008	9.45	-18.50	76	0.25	2.11	33
Fiscal year ended 12-31-2007	12.49	10.84	97	0.25	2.06	17
Fiscal year ended 12-31-2006	12.71	11.08	87	0.25	1.99	11
InvestEd Conservative Portfolio
Fiscal year ended 12-31-2010	10.54	3.31	63	0.25	0.83	107
Fiscal year ended 12-31-2009	10.98	6.62	58	0.25	1.37	103
Fiscal year ended 12-31-2008	10.43	1.56	50	0.25	1.94	47
Fiscal year ended 12-31-2007	10.52	6.15	41	0.25	3.65	30
Fiscal year ended 12-31-2006	10.66	6.12	31	0.25	3.21	56

Prospectus	49

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50	Prospectus

INVESTED PORTFOLIOS

Custodian

UMB Bank, n.a.

928 Grand Boulevard

Kansas City, Missouri 64106

Legal Counsel

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106

Investment Manager

Waddell & Reed Investment

Management Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913-236-2000

888-WADDELL

Distributor

Waddell & Reed, Inc.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913-236-2000

888-WADDELL

Administrative and Shareholder Servicing Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913-236-2000

888-WADDELL

Accounting Services Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913-236-2000

888-WADDELL

Prospectus	51

INVESTED PORTFOLIOS

You can get more information about each Portfolio in the —

■

Statement of Additional Information (SAI), which contains detailed information about a Portfolio, particularly its investment policies and practices and those of its underlying fund(s). You may not be aware of important information about a Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

■

Annual and Semiannual Reports to Shareholders, which detail the Portfolios’ actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during the year covered by the report.

To request a copy of the Trust’s current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Trust or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at LegalCompliance@waddell.com. Additionally, the Prospectus, SAI, and Annual Reports for each of the underlying funds and for the Portfolios are available on the Waddell & Reed website at www.waddell.com.

Information about the Trust (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC’s Public Reference Room, Room 1580, 100 F Street, N.E., Washington, D.C., 20549-1520. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-551-8090.

WADDELL & REED, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

888-WADDELL

EDPRO (10-11)

The SEC file number for InvestEd Portfolios is: 811-10431

52	Prospectus